                         DEAN WITTER
                         FUND OF FUNDS
                         PROSPECTUS--MAY 5, 1998

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DEAN WITTER FUND OF FUNDS (THE "FUND") IS AN OPEN-END, NON-DIVERSIFIED
MANAGEMENT INVESTMENT COMPANY CURRENTLY CONSISTING OF TWO SEPARATE PORTFOLIOS (INDIVIDUALLY A "PORTFOLIO" AND COLLECTIVELY THE "PORTFOLIOS") WHICH SEEK TO ACHIEVE THEIR INVESTMENT OBJECTIVES BY INVESTING IN SHARES OF OTHER OPEN-END MANAGEMENT INVESTMENT COMPANIES THAT ARE EITHER MEMBERS OF THE DEAN WITTER FAMILY OF FUNDS OR MANAGED BY AN INVESTMENT ADVISER THAT IS AN AFFILIATE OF DEAN WITTER INTERCAPITAL INC. (INDIVIDUALLY, AN "UNDERLYING FUND" AND COLLECTIVELY, THE "UNDERLYING FUNDS"). THE INTERNATIONAL PORTFOLIO HAS AN INVESTMENT OBJECTIVE OF LONG-TERM CAPITAL APPRECIATION AND INVESTS IN A SELECTION OF UNDERLYING FUNDS WHICH INVEST THEIR ASSETS PRIMARILY IN THE INTERNATIONAL EQUITY MARKETS. THE INVESTMENT OBJECTIVE OF THE DOMESTIC PORTFOLIO IS TO MAXIMIZE TOTAL INVESTMENT RETURN THROUGH CAPITAL GROWTH AND INCOME BY INVESTING IN A SELECTION OF UNDERLYING FUNDS WHICH INVEST THEIR ASSETS PRIMARILY IN THE U.S. EQUITY AND FIXED-INCOME MARKETS. SEE "INVESTMENT OBJECTIVE AND POLICIES".

The Fund offers four classes of shares (each, a "Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrangements permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. (See "Purchase of Fund Shares--Alternative Purchase Arrangements.")

This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated May 5, 1998, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

TABLE OF CONTENTS

Prospectus Summary................................       2

Summary of Fund Expenses..........................       4

Financial Highlights..............................       6

The Fund and its Management.......................       6

Investment Objective and Policies.................       8

  Risk Considerations.............................      36

Investment Restrictions...........................      45

Purchase of Fund Shares...........................      45

Shareholder Services..............................      52

Redemptions and Repurchases.......................      54

Dividends, Distributions and Taxes................      55

Performance Information...........................      55

Additional Information............................      56

Financial Statements (unaudited) -- March 31,
 1998.............................................      57

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

DEAN WITTER
FUND OF FUNDS
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048
(212) 392-2550 or (800) 869-NEWS (TOLL FREE)

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  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                   DEAN WITTER DISTRIBUTORS INC. DISTRIBUTOR

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

THE FUND          The Fund is an open-end, non-diversified management investment company currently consisting of two separate Portfolios: The International Portfolio and the Domestic Portfolio. The International
                  Portfolio currently invests in a selection of the following Underlying Funds: Dean Witter European
                  Growth Fund Inc., Dean Witter International SmallCap Fund, Dean Witter Japan Fund, and Dean Witter
                  Pacific Growth Fund Inc. The Domestic Portfolio currently invests in a selection of the following
                  Underlying Funds: Dean Witter American Value Fund, Dean Witter Capital Appreciation Fund, Dean
                  Witter Capital Growth Securities, Dean Witter Convertible Securities Trust, Dean Witter Developing
                  Growth Securities, Dean Witter Dividend Growth Securities Inc., Dean Witter Financial Services
                  Trust, Dean Witter Health Sciences Trust, Dean Witter High Yield Securities Inc., Dean Witter
                  Income Builder Fund, Dean Witter Information Fund, Dean Witter Intermediate Income Securities,
                  Dean Witter Market Leader Trust, Dean Witter Mid-Cap Growth Fund, Dean Witter Natural Resource
                  Development Securities, Inc., Dean Witter Precious Metals and Minerals Trust, Dean Witter S&P 500
                  Index Fund, Dean Witter Short-Term Bond Fund, Dean Witter Special Value Fund, Dean Witter U.S.
                  Government Securities Trust, Dean Witter Utilities Fund, Dean Witter Value- Added Market
                  Series/Equity Portfolio, Morgan Stanley Dean Witter Competitive Edge Fund, Morgan Stanley Dean
                  Witter Growth Fund and Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities. The
                  Underlying Funds in which each Portfolio may invest may be changed from time to time and additional or different Underlying Funds may be added or substituted.
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SHARES OFFERED    Shares of beneficial interest with $0.01 par value (see page 56). Each portfolio of the Fund offers four Classes of shares, each with a different combination of sales charges, ongoing fees and other features (see page 45).
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MINIMUM PURCHASE  The minimum initial investment for each Class is $1,000 ($100 if the account is opened through
                  EasyInvest-SM-). Class D shares are only available to persons investing $5 million ($25 million for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or $25 million) investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of each Portfolio of the Fund, an investor's existing holdings of Class A shares and shares of funds for which Dean Witter
                  InterCapital serves as investment manager ("Dean Witter Funds") that are sold with a front-end sales charge, and concurrent investments in Class D shares of the Fund and other Dean Witter Funds that are multiple class funds will be aggregated. The minimum subsequent investment is $100 (see page 45).
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INVESTMENT        The investment objective of the International Portfolio is long-term capital appreciation. The
OBJECTIVE         investment objective of the Domestic Portfolio is to maximize total investment return (see page
                  8).
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INVESTMENT        Dean Witter InterCapital Inc. ("InterCapital"), the Investment Manager of the Fund, and its
MANAGER           wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 101 investment companies and other portfolios with assets of approximately $113.6 billion at March 31, 1998 (see page 6).
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MANAGEMENT FEE    The Fund pays no management fee. However, the Fund, through its investments in the Underlying
                  Funds, will pay its pro rata share of the management or advisory or sub-advisory fees to the
                  Investment Manager and/or Sub-Advisors or Advisor of the Underlying Funds (see page 6).
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DISTRIBUTOR AND   Dean Witter Distributors Inc. (the "Distributor") is the Fund's Underwriter and Distributor. The
DISTRIBUTION FEE  Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act (the
                  "12b-1 Plan") with respect to the distribution fees paid by the Class A, Class B and Class C shares of each Portfolio of the Fund to the Distributor. The entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of the National Association of Securities Dealers, Inc. guidelines. The remaining portion of the 12b-1 fee, if any, is characterized as an asset-based sales charge (see pages 45 and 51).
                  Each Portfolio of the Fund will invest in the Class D or no load shares of the Underlying Funds set forth below and accordingly will not pay any sales load or 12b-1 service or distribution fees in connection with its investments in shares of the Underlying Funds.
-------------------------------------------------------------------------------------------------------
ALTERNATIVE       Four classes of shares are offered:
PURCHASE
ARRANGEMENTS      - Class A shares are offered with a front-end sales charge, starting at 5.25% and reduced for larger purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charge at the time of purchase but a contingent deferred sales charge ("CDSC") of 1.0% may be imposed on redemptions within one year of purchase. The Fund, on behalf of each Portfolio, is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of each Portfolio's Class A shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.25% of average daily net assets of the
                  Class of each respective Portfolio (see pages 45, 47 and 51).
                  - Class B shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. A different CDSC schedule applies to investments by certain qualified plans. Class B shares are also subject to a 12b-1 fee assessed at the annual rate of 1.0% of the average daily net assets of Class B of each respective Portfolio.
                  Class B shares convert to Class A shares approximately ten years after the date of the original purchase (see pages 45, 49
                  and 51).

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2

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
                  - Class C shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC of 1.0% if redeemed within one year after purchase. The Fund, on behalf of each
                  Portfolio, is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of each Portfolio's Class C shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 1.0% of average daily net assets of the Class of each respective Portfolio (see pages 45, 50 and 51).
                  - Class D shares are offered only to investors meeting an initial investment minimum of $5 million
                  ($25 million for certain qualified plans) and to certain other limited categories of investors.
                  Class D shares are offered without a front-end sales charge or CDSC and are not subject to any
                  12b-1 fee (see pages 45 and 51).
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DIVIDENDS AND     Dividends from net investment income and distributions from net capital gains, if any, are paid at
CAPITAL GAINS     least once per year. Each Portfolio of the Fund may, however, determine to retain all or part of
DISTRIBUTIONS     any net long-term capital gains in any year for reinvestment. Dividends and capital gains distributions paid on shares of a Class are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. Shares acquired by dividend and distribution reinvestment will not be subject to any sales charge or CDSC (see pages
                  52 and 55).
-------------------------------------------------------------------------------------------------------
REDEMPTION        Shares are redeemable by the shareholder at net asset value less any applicable CDSC on Class A,
                  Class B or Class C shares. An account may be involuntarily redeemed if the total value of the account is less than $100 or, if the account was opened through EasyInvest-SM-, if after twelve months the shareholder has invested less than $1,000 in the account (see page 54).
-------------------------------------------------------------------------------------------------------
RISK              The net asset value of each Portfolio's shares will fluctuate with changes in the market value of
CONSIDERATIONS    its portfolio securities, and each Portfolio's investment performance will reflect the performance of the Underlying Funds and the investment selections made by the Fund's Investment Manager.
                  Investment in either Portfolio of the Fund involves the same risks as an investment in the
                  Underlying Funds in which each such Portfolio invests. The Fund is a non-diversified management investment company and, as a result, a relatively high percentage of each Portfolio's shares may be invested in a limited number of issuers. Investing in lesser known, smaller and medium sized capitalization companies may involve greater risk of volatility in the Underlying Funds which invest in such companies and consequently in net asset value of each Portfolio than is customarily associated with investing in larger, more established companies. To the extent that the
                  International Portfolio invests in Underlying Funds which concentrate their investments in particular geographical regions or countries (I.E., Latin America, the Pacific Rim, Japan), the
                  Portfolio will be subject to the risks of adverse social, political or economic events which occur in or affect those regions or countries. These may include the risk of expropriation, nationalization or confiscation of assets or the imposition of restrictions on foreign investment or repatriation of capital invested, political and social uncertainties, high levels of inflation and non-uniform corporate disclosure standards and governmental regulation which may lead to less publicly available and less reliable information than is generally the case for U.S. issuers.
                  Additionally, it should be recognized that certain foreign securities and markets may pose different and greater risks than those customarily associated with domestic securities and their markets such as fluctuations in foreign currency exchange rates (I.E., if a substantial portion of an Underlying Fund's assets is denominated in foreign currencies which decrease in value with respect to the U.S. dollar, the value of the investor's shares and the distributions made on those shares will, likewise, decrease in value), foreign securities exchange controls and foreign tax rates. The prices of interest-bearing securities are, generally, inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Mortgage-backed securities are subject to prepayments or refinancings of the mortgage pools underlying such securities which may have an impact upon the yield and the net asset value of an Underlying Fund's shares. Certain of the mortgage-backed securities in which an Underlying Fund may invest have higher yields than traditional mortgage-backed securities and will have concomitant greater price volatility. Asset-backed securities involve risks resulting mainly from the fact that such securities do not usually contain the complete benefit of a security interest in the related collateral. Certain of the high yield, high risk fixed-income securities in which an Underlying Fund may invest are subject to greater risk of loss of income and principal than the higher rated lower yielding fixed-income securities. Certain of the Underlying Funds in which each Portfolio may invest may enter into repurchase agreements, reverse repurchase agreements and dollar rolls, may purchase securities on a when-issued, delayed delivery or forward commitment basis or on a "when, as and if issued" basis which entail certain risks and may utilize certain investment techniques including options and futures transactions and forward foreign currency exchange transactions which may be considered speculative in nature and may involve greater risks than those customarily assumed by other investment companies which do not utilize such instruments. (See pages 36-44).

--------------------------------------------------------------------------------

  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING
        ELSEWHERE IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL
                                  INFORMATION.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

The following table illustrates all expenses and fees that a shareholder of each Portfolio of the Fund will incur. The estimated annualized expenses and fees set forth in the table are based on the fees and estimated other expenses for the fiscal period ending September 30, 1998.

                                                                                   CLASS A    CLASS B    CLASS C    CLASS D
                                                                                  ---------   -------   ---------   -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)...   5.25%(1)    None      None        None
Sales Charge Imposed on Dividend Reinvestments..................................   None        None      None        None
Maximum Contingent Deferred Sales Charge (as a percentage of original purchase
 price or redemption proceeds)..................................................   None(2)     5.00%(3)  1.00%(4)    None
Redemption Fees.................................................................   None        None      None        None
Exchange Fee....................................................................   None        None      None        None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees.................................................................   None        None      None        None
12b-1 Fees (5) (6)..............................................................   0.25%       1.00%     1.00%       None
Other Expenses*.................................................................   0.30%       0.30%     0.30%       0.30%
Total Fund Operating Expenses* (7)..............................................   0.55%       1.30%     1.30%       0.30%

---------------
* THE INVESTMENT MANAGER HAD AGREED TO ASSUME ALL OPERATING EXPENSES (EXCEPT FOR BROKERAGE AND 12b-1 FEES) FOR EACH PORTFOLIO UNTIL SUCH TIME AS THE RESPECTIVE PORTFOLIO HAD $50 MILLION OF NET ASSETS OR UNTIL SIX MONTHS FROM COMMENCEMENT OF THE FUND'S OPERATIONS, WHICHEVER OCCURRED FIRST AND HAS AGREED TO EXTEND SUCH EXPENSE ASSUMPTION THROUGH DECEMBER 31, 1998.
(1) REDUCED FOR PURCHASES OF $25,000 AND OVER (SEE "PURCHASE OF FUND SHARES--INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES").
(2) INVESTMENTS THAT ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE ARE SUBJECT TO A CDSC OF 1.00% THAT WILL BE IMPOSED ON REDEMPTIONS MADE WITHIN ONE YEAR AFTER PURCHASE, EXCEPT FOR CERTAIN SPECIFIC CIRCUMSTANCES (SEE "PURCHASE OF FUND SHARES--INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES").
(3) THE CDSC IS SCALED DOWN TO 1.00% DURING THE SIXTH YEAR, REACHING ZERO THEREAFTER.
(4) ONLY APPLICABLE TO REDEMPTIONS MADE WITHIN ONE YEAR AFTER PURCHASE (SEE "PURCHASE OF FUND SHARES--LEVEL LOAD ALTERNATIVE--CLASS C SHARES").
(5) THE 12b-1 FEE IS ACCRUED DAILY AND PAYABLE MONTHLY. THE ENTIRE 12b-1 FEE PAYABLE BY CLASS A AND A PORTION OF THE 12b-1 FEE PAYABLE BY EACH OF CLASS B AND CLASS C OF EACH PORTFOLIO EQUAL TO 0.25% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS ARE CURRENTLY EACH CHARACTERIZED AS A SERVICE FEE WITHIN THE MEANING OF NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. ("NASD") GUIDELINES AND ARE PAYMENTS MADE FOR PERSONAL SERVICE AND/OR MAINTENANCE OF SHAREHOLDER ACCOUNTS. THE REMAINDER OF THE 12b-1 FEE, IF ANY, IS AN ASSET-BASED SALES CHARGE, AND IS A DISTRIBUTION FEE PAID TO THE DISTRIBUTOR TO COMPENSATE IT FOR THE SERVICES PROVIDED AND THE EXPENSES BORNE BY THE DISTRIBUTOR AND OTHERS IN THE DISTRIBUTION OF EACH PORTFOLIO OF THE FUND'S SHARES (SEE "PURCHASE OF FUND SHARES--PLAN OF DISTRIBUTION").
(6) UPON CONVERSION OF CLASS B SHARES TO CLASS A SHARES, SUCH SHARES WILL BE SUBJECT TO THE LOWER 12b-1 FEE APPLICABLE TO CLASS A SHARES. NO SALES CHARGE IS IMPOSED AT THE TIME OF CONVERSION OF CLASS B SHARES TO CLASS A SHARES. CLASS C SHARES DO NOT HAVE A CONVERSION FEATURE AND, THEREFORE, ARE SUBJECT TO AN ONGOING 1.00% DISTRIBUTION FEE (SEE "PURCHASE OF FUND SHARES--ALTERNATIVE PURCHASE ARRANGEMENTS").
(7) "TOTAL FUND OPERATING EXPENSES," AS SHOWN ABOVE WITH RESPECT TO EACH CLASS, ARE BASED UPON THE SUM OF 12b-1 FEES, AND ESTIMATED "OTHER EXPENSES" AND DO NOT INCLUDE ANY EXPENSES INCURRED AS A RESULT OF INVESTMENT IN THE UNDERLYING FUNDS.

EXAMPLE                                                                                    1 YEAR       3 YEARS
                                                                                         -----------  -----------
You would pay the following expenses on a $1,000 investment in each of the Portfolios assuming (1) a 5% annual return and (2) redemption at the end of each time period:
    Class A............................................................................   $      58    $      69
    Class B............................................................................   $      63    $      71
    Class C............................................................................   $      23    $      41
    Class D............................................................................   $       3    $      10
You would pay the following expenses on the same $1,000 investment in each of the
 Portfolios assuming no redemption at the end of the period:
    Class A............................................................................   $      58    $      69
    Class B............................................................................   $      13    $      41
    Class C............................................................................   $      13    $      41
    Class D............................................................................   $       3    $      10

EXPENSE RATIOS OF THE UNDERLYING FUNDS

The Portfolios will invest only in the Class D or no load shares of the Underlying Funds and, accordingly, will not pay any sales load or 12b-1 service or distribution fees in connection with their investments in shares of the Underlying Funds. The Portfolios, however, will indirectly bear their pro rata share of the fees and expenses incurred by the Underlying Funds that are applicable to Class D shareholders. The investment returns of the respective Portfolios, therefore, will be net of the expenses of the Underlying Funds in which they are invested.

--------------------------------------------------------------------------------

The following charts show the expense ratios applicable to the Class D shareholders of each Underlying Fund held by a Portfolio, based on operating expenses for its most recent fiscal year or, in the case of a fund which recently commenced operations*, the projected annualized expenses:

INTERNATIONAL PORTFOLIO--                                                                          OTHER         TOTAL
EXPENSE RATIOS OF UNDERLYING FUNDS                            MANAGEMENT FEES     12b-1 FEE       EXPENSES      EXPENSES
------------------------------------------------------------  ---------------  ---------------  ------------  ------------
Dean Witter European Growth Fund Inc........................         0.97%               0%           0.23%         1.20%
Dean Witter Pacific Growth Fund Inc.........................         0.99%               0%           0.45%         1.44%
Dean Witter International SmallCap Fund.....................         1.25%               0%           0.64%         1.89%
Dean Witter Japan Fund......................................         1.00%               0%           0.43%         1.43%


DOMESTIC PORTFOLIO--                                                                               OTHER         TOTAL
EXPENSE RATIOS OF UNDERLYING FUNDS                            MANAGEMENT FEES     12b-1 FEE       EXPENSES      EXPENSES
------------------------------------------------------------  ---------------  ---------------  ------------  ------------
Dean Witter American Value Fund.............................         0.50%               0%           0.13%         0.63%
Dean Witter Capital Appreciation Fund.......................         0.75%               0%           0.25%         1.00%
Dean Witter Capital Growth Securities.......................         0.65%               0%           0.19%         0.84%
Dean Witter Convertible Securities Trust....................         0.60%               0%           0.24%         0.84%
Dean Witter Developing Growth Securities....................         0.49%               0%           0.19%         0.68%
Dean Witter Dividend Growth Securities Inc..................         0.37%               0%           0.08%         0.45%
Dean Witter Financial Services Trust........................         0.75%               0%           0.29%         1.04%
Dean Witter Health Sciences Trust...........................         1.00%               0%           0.25%         1.25%
Dean Witter High Yield Securities Inc.......................         0.50%               0%           0.18%         0.68%
Dean Witter Income Builder Fund.............................         0.75%               0%           0.19%         0.94%
Dean Witter Information Fund................................         0.75%               0%           0.26%         1.01%
Dean Witter Intermediate Income Securities..................         0.60%               0%           0.20%         0.80%
Dean Witter Market Leader Trust.............................         0.75%               0%           0.51%         1.26%
Dean Witter Mid-Cap Growth Fund.............................         0.75%               0%           0.24%         0.99%
Dean Witter Natural Resource Development Securities Inc.....         0.61%               0%           0.20%         0.81%
Dean Witter Precious Metals and Minerals Trust..............         0.80%               0%           0.56%         1.36%
Dean Witter S&P 500 Index Fund*.............................         0.23%               0%           0.27%         0.50%
Dean Witter Short-Term Bond Fund............................         0.23%               0%           0.25%         0.48%
Dean Witter Special Value Fund..............................         0.75%               0%           0.26%         1.01%
Dean Witter U.S. Government Securities Trust................         0.43%               0%           0.08%         0.51%
Dean Witter Utilities Fund..................................         0.55%               0%           0.12%         0.67%
Dean Witter Value-Added Market Series/Equity Portfolio......         0.47%               0%           0.14%         0.61%
Morgan Stanley Dean Witter Competitive
 Edge Fund*.................................................         0.65%               0%           0.32%         0.97%
Morgan Stanley Dean Witter Growth Fund......................         0.80%               0%           0.14%         0.94%
Morgan Stanley Dean Witter Mid-Cap Dividend Growth
 Securities*................................................         0.75%               0%           0.30%         1.05%

THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF EACH CLASS MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Purchase of Fund Shares--Plan of Distribution" and "Redemptions and Repurchases."

Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

The following ratios and per share data for a share of beneficial interest outstanding throughout the period have been taken from the records of each Portfolio without examination by the independent accountants. The financial highlights should be read in conjunction with the unaudited financial statements and the notes thereto which are contained in this Prospectus commencing on page 60.

                                            FOR THE PERIOD NOVEMBER 25, 1997* THROUGH MARCH 31, 1998**
                  ---------------------------------------------------------------------------------------------------------------
                                      INTERNATIONAL                                               DOMESTIC
                  -----------------------------------------------------     -----------------------------------------------------
                   CLASS A        CLASS B       CLASS C       CLASS D        CLASS A       CLASS B       CLASS C        CLASS D
                    SHARES        SHARES        SHARES         SHARES        SHARES        SHARES         SHARES         SHARES
                  ----------     ---------     ---------     ----------     ---------     ---------     ----------     ----------
PER SHARE
 OPERATING
 PERFORMANCE:
  Net asset
   value,
   beginning of
   period........ $    10.00     $   10.00     $   10.00     $    10.00     $   10.00     $   10.00     $    10.00     $    10.00
                  ----------     ---------     ---------     ----------     ---------     ---------     ----------     ----------
  Net investment
   income........       0.04          0.06          0.07           0.10          0.09          0.09           0.07           0.10
  Net realized
   and unrealized
   gain..........       0.60          0.56          0.55           0.54          1.02          1.00           1.02           1.02
                  ----------     ---------     ---------     ----------     ---------     ---------     ----------     ----------
  Total from
   investment
   operations....       0.64          0.62          0.62           0.64          1.11          1.09           1.09           1.12
                  ----------     ---------     ---------     ----------     ---------     ---------     ----------     ----------
  Less dividends
   from net
   investment
   income........      (0.09)        (0.09)        (0.09)         (0.09)        (0.05)        (0.05)         (0.05)         (0.05)
                  ----------     ---------     ---------     ----------     ---------     ---------     ----------     ----------
  Net asset
   value, end of
   period........ $    10.55     $   10.53     $   10.53     $    10.55     $   11.06     $   11.04     $    11.04     $    11.07
                  ----------     ---------     ---------     ----------     ---------     ---------     ----------     ----------
                  ----------     ---------     ---------     ----------     ---------     ---------     ----------     ----------
TOTAL INVESTMENT
 RETURN+(1)......      7.08%         6.88%         6.88%          7.08%        11.23%        11.13%         11.03%         11.34%
RATIOS TO AVERAGE
 NET ASSETS(2):
  Expenses(5)....      0.21%(3)      0.79%(3)      0.76%(3)       0.00%(3)      0.19%(4)      0.78%(4)       0.77%(4)       0.00%(4)
  Net investment
   income........      1.30%(3)      1.72%(3)      1.95%(3)       3.02%(3)      2.58%(4)      1.90%(4)       1.98%(4)       2.83%(4)
SUPPLEMENTAL
 DATA:
  Net assets, end
   of period, in
   thousands.....       $591        $3,033           $94            $13        $1,641       $26,131         $1,750            $14
  Portfolio
   turnover
   rate(1).......        22%           22%           22%            22%           74%           74%            74%            74%

-------------
 * COMMENCEMENT OF OPERATIONS.
 ** THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES
    OUTSTANDING DURING THE PERIOD.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET
   ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) NOT ANNUALIZED.
(2) ANNUALIZED.
(3) IF THE FUND HAD BORNE ALL OF ITS EXPENSES THAT WERE REIMBURSED OR WAIVED BY THE INVESTMENT MANAGER, THE ANNUALIZED EXPENSE AND NET INVESTMENT INCOME RATIOS WOULD HAVE BEEN 8.12% AND (6.61)%, RESPECTIVELY, FOR CLASS A SHARES, 8.88% AND (6.37)%, RESPECTIVELY, FOR CLASS B SHARES, 8.88% AND (6.18)%, RESPECTIVELY, FOR CLASS C SHARES AND 7.88% AND (4.87)%, RESPECTIVELY, FOR CLASS D SHARES.
(4) IF THE FUND HAD BORNE ALL OF ITS EXPENSES THAT WERE REIMBURSED OR WAIVED BY THE INVESTMENT MANAGER, THE ANNUALIZED EXPENSE AND NET INVESTMENT INCOME RATIOS WOULD HAVE BEEN 1.30% AND 1.46%, RESPECTIVELY, FOR CLASS A SHARES, 2.05% AND 0.62%, RESPECTIVELY, FOR CLASS B SHARES, 2.05% AND 0.69%, RESPECTIVELY, FOR CLASS C SHARES AND 1.05% AND 1.78%, RESPECTIVELY, FOR CLASS D SHARES.
(5) DOES NOT INCLUDE ANY EXPENSES INCURRED AS A RESULT OF INVESTMENT IN THE UNDERLYING FUNDS.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

Dean Witter Fund of Funds (the "Fund") is an open-end, non-diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on July 3, 1997.

    Dean Witter InterCapital Inc. ("InterCapital or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

    InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 101 investment companies, 28 of which are listed on the New York Stock Exchange, with combined assets of approximately $109.5 billion as of March 31, 1998. The Investment Manager also manages and advises portfolios of pension plans, other institutions and individuals which aggregated approximately $4.1 billion at such date.

    The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, which includes the allocation of each Portfolio's assets among the Underlying Funds. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund. The Fund's Board of Trustees reviews the various services provided by or under the direction of the Investment Manager to ensure that each Portfolio's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

    The Investment Manager does not receive a management fee from either Portfolio of the Fund for providing the aforementioned investment management services. However, each Portfolio, through its investments in the Class D or no load shares of the Underlying Funds, will pay its pro rata share of the management fees and certain other expenses of the Underlying Funds. The Fund's direct expenses are expected to include certain legal and auditing fees, transfer agency fees, custodian fees, compensation to the Independent Trustees and printing and out-of-pocket expenses relating to the Fund's operations which expenses will be allocated to each Portfolio on the basis of asset size of each Portfolio. The Investment Manager had agreed to assume all operating expenses (except for brokerage and 12b-1 fees) for each Portfolio until such time as the respective Portfolio had $50 million of net assets or until six months from commencement of the Fund's operations, whichever occurred first, and has agreed to extend such expense assumption through December 31, 1998.

    In addition to serving as the Fund's Investment Manager, InterCapital also serves as Investment Manager to the following Underlying Funds in which the Fund may invest: Dean Witter American Value Fund, Dean Witter Capital Appreciation Fund, Dean Witter Capital Growth Securities, Dean Witter Convertible Securities Trust, Dean Witter Developing Growth Securities, Dean Witter Dividend Growth Securities Inc., Dean Witter European Growth Fund Inc., Dean Witter Financial Services Trust, Dean Witter Health Sciences Trust, Dean Witter High Yield Securities Inc., Dean Witter Income Builder Fund, Dean Witter Information Fund, Dean Witter Intermediate Income Securities, Dean Witter International SmallCap Fund, Dean Witter Japan Fund, Dean Witter Market Leader Trust, Dean Witter Mid-Cap Growth Fund, Dean Witter Natural Resource Development Securities Inc., Dean Witter Pacific Growth Fund Inc., Dean Witter Precious Metals and Minerals Trust, Dean Witter S&P 500 Index Fund, Dean Witter Short-Term Bond Fund, Dean Witter Special Value Fund--contingent upon a "re-opening", Dean Witter U.S. Government Securities Trust, Dean Witter Utilities Fund and Dean Witter Value-Added Market Series/ Equity Portfolio, Morgan Stanley Dean Witter Competitive Edge Fund and Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities. Under a Sub-Advisory Agreement between Morgan Stanley Asset Management Inc. ("MSAM") and the Investment Manager, MSAM provides investment advice and portfolio management to Dean Witter International SmallCap Fund and Morgan Stanley Dean Witter Growth Fund, subject to the overall supervision of the Investment Manager. Under Sub-Advisory Agreements between Morgan Grenfell Investment Services Limited ("Morgan Grenfell") and the Investment Manager, Morgan Grenfell provides investment advice and portfolio management to Dean Witter European Growth Fund, Dean Witter Japan Fund, and Dean Witter Pacific Growth Fund subject to the overall supervision of the Investment Manager.

    MSAM, whose address is 1221 Avenue of the Americas, New York, New York, together with its institutional investment management affiliates manages, as of January 31, 1998, assets of approximately $148.7 billion primarily for U.S. corporate and public employee benefit plans, investment companies, endowments, foundations and wealthy individuals. MSAM, like InterCapital, is a wholly-owned subsidiary of MSDW.

    Morgan Grenfell, whose address is 20 Finsbury Circus, London, England, manages, as of December 31, 1997, assets of approximately $18 billion for U.S. corporate and public employee benefit plans, investment companies, endowments and foundations. Morgan Grenfell is an indirect subsidiary of Deutsche Bank AG, the largest commercial bank in Germany.

    Set forth below is the compensation received by the Investment Manager, MSAM and Morgan Grenfell for their management, investment advisory services or sub-advisory services to the aforementioned Underlying Funds set forth below. As full compensation for the services and facilities furnished to the fund and for expenses of the fund assumed by the Investment Manager, the fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates:

DEAN WITTER AMERICAN VALUE FUND. 0.625% to the portion of daily net assets not exceeding $250 million; 0.50% to such assets exceeding $250 million but not exceeding $2.25 billion and scaled down at various asset levels to 0.425% on such assets exceeding $4.5 billion.

DEAN WITTER CAPITAL APPRECIATION FUND. 0.75% to the Fund's average daily net assets not exceeding $500 million; and 0.725% to such assets exceeding $500 million.

DEAN WITTER CAPITAL GROWTH SECURITIES. 0.65% to the Fund's average daily net assets not exceeding $500 million scaled down at various asset levels to 0.475% on such assets exceeding $1.5 billion.

DEAN WITTER CONVERTIBLE SECURITIES TRUST. 0.60% to the portion of the Fund's average daily net assets not exceeding $750 million, scaled down at various asset levels to 0.425% on such assets exceeding $3 billion.

DEAN WITTER DEVELOPING GROWTH SECURITIES. 0.50% to the Fund's average daily net assets not exceeding $500 million and 0.475% to such assets exceeding $500 million.

DEAN WITTER DIVIDEND GROWTH SECURITIES INC. 0.625% to the Fund's average daily net assets up to $250 million, scaled down at various asset levels to 0.30% on such assets over $10 billion and 0.275% on such assets over $15 billion.

DEAN WITTER EUROPEAN GROWTH FUND INC. 1.0% to the portion of the daily net assets not exceeding $500 million and scaled down at various asset levels to 0.90% to such assets exceeding $2 billion. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays to Morgan Grenfell 40% of its monthly compensation.

DEAN WITTER FINANCIAL SERVICES TRUST. 0.75% to the Fund's average daily net assets.

DEAN WITTER HEALTH SCIENCES TRUST. 1.0% to the Fund's average daily net assets up to $500 million and 0.95% to such assets exceeding $500 million.

DEAN WITTER HIGH YIELD SECURITIES INC. 0.50% to the Fund's average daily net assets up to $500 million scaled down at various asset levels to 0.30% on such assets exceeding $3 billion.

DEAN WITTER INCOME BUILDER FUND. 0.75% to the Fund's average daily net assets up to $500 million and 0.725% to such assets exceeding $500 million.

DEAN WITTER INFORMATION FUND. 0.75% to the Fund's average daily net assets up to $500 million and 0.725% to such assets exceeding $500 million.

DEAN WITTER INTERMEDIATE INCOME SECURITIES. 0.60% to the Fund's average daily net assets up to $500 million scaled down at various asset levels to 0.30% on assets exceeding $1 billion.

DEAN WITTER INTERNATIONAL SMALLCAP FUND. 1.15% to the Fund's average daily net assets. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays to MSAM 40% of its monthly compensation.

DEAN WITTER JAPAN FUND. 1.0% to the Fund's average daily net assets. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays 40% of its monthly compensation to Morgan Grenfell.

DEAN WITTER MARKET LEADER TRUST.  0.75% to the Fund's average daily net assets.

DEAN WITTER MID-CAP GROWTH FUND.  0.75% to the Fund's average daily net assets.

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. 0.625% to the Fund's daily net assets not exceeding $250 million and 0.50% to such assets exceeding $250 million.

DEAN WITTER PACIFIC GROWTH FUND INC. 1.0% to the portion of the Fund's average daily net assets not exceeding $500 million and scaled down at various asset levels to 0.90% of the portion to such assets exceeding $2 billion. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays to Morgan Grenfell 40% of its monthly compensation.

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST. 0.80% to the Fund's average daily net assets.

DEAN WITTER S&P 500 INDEX FUND.  0.40% to the Fund's average daily net assets.

DEAN WITTER SHORT-TERM BOND FUND.  0.70% to the Fund's average daily net assets.

DEAN WITTER SPECIAL VALUE FUND.  0.75% to the Fund's average daily net assets.

DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST. 0.50% to the portion of the Fund's average daily net assets up to $1 billion, scaled down at various asset levels to 0.30% to such assets over $12.5 billion.

DEAN WITTER UTILITIES FUND. 0.65% to the portion of the Fund's average daily net assets up to $500 million, scaled down at various asset levels to 0.425% to such assets exceeding $5 billion.

DEAN WITTER VALUE-ADDED MARKET SERIES--EQUITY PORTFOLIO. 0.50% to the Fund's average daily net assets up to $500 million, scaled down at various asset levels to 0.40% on such assets exceeding $2 billion.

MORGAN STANLEY DEAN WITTER COMPETITIVE EDGE FUND. 0.65% to each portfolio of Fund's average daily net assets up to $1.5 billion and 0.625% to such assets exceeding $1.5 billion.

MORGAN STANLEY DEAN WITTER GROWTH FUND. 0.80% to the Fund's average daily net assets up to $750 million, scaled down at various asset levels to 0.70% on assets over $1.5 billion. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays to MSAM 40% of its monthly compensation.

MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES. 0.75% to the Fund's average daily net assets.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

The Fund currently consists of two Portfolios: the International Portfolio and the Domestic Portfolio. The investment objective of the International Portfolio is long-term capital appreciation; the investment objective of the Domestic Portfolio is to maximize total investment return. The investment objective of the International Portfolio and the investment objective of the Domestic Portfolio are fundamental policies and may not be changed without shareholder approval of each respective Portfolio. There is no assurance that the objective of each Portfolio will be achieved.

    The International Portfolio seeks to achieve its investment objective by currently investing, under normal circumstances, at least 65% of its total assets in the following Dean Witter Underlying Funds: Dean Witter European Growth Fund Inc., Dean Witter International SmallCap Fund, Dean Witter Japan Fund and Dean Witter Pacific Growth Fund Inc. These Underlying Funds have been selected in order to give the International Portfolio, as well as investors, the opportunity for broad international exposure. The Investment Manager will allocate that Portfolio's assets among the selected Underlying Funds in accordance with the Portfolio's investment objective, the Investment Manager's outlook for the various economies and financial markets worldwide and the relative market valuation of the selected Underlying Funds.

    The Domestic Portfolio seeks to achieve its investment objective by currently investing, under normal circumstances, at least 65% of its total assets in the following Dean Witter Underlying Funds: Dean Witter American Value Fund, Dean Witter Capital Appreciation Fund, Dean Witter Capital Growth Securities, Dean Witter Convertible Securities Trust, Dean Witter Developing Growth Securities, Dean Witter Dividend Growth Securities Inc., Dean Witter Financial Services Trust, Dean Witter Health Sciences Trust, Dean Witter High Yield Securities Inc., Dean Witter Information Fund, Dean Witter Intermediate Income Securities, Dean Witter Market Leader Trust, Dean Witter Mid-Cap Growth Fund, Dean Witter Natural Resource Development Securities Inc., Dean Witter Precious Metals and Minerals Trust, Dean Witter S&P 500 Index Fund, Dean Witter Short-Term Bond Fund, Dean Witter Special Value Fund (contingent upon a "re-opening"), Dean Witter U.S. Government Securities Trust, Dean Witter Utilities Fund, Dean Witter Value-Added Market Series/Equity Portfolio, Morgan Stanley Dean Witter Competitive Edge Fund, Morgan Stanley Dean Witter Growth Fund and Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities. These Underlying Funds have been selected in order to give the Domestic Portfolio, as well as investors, the opportunity for broad exposure to the U.S. equity and fixed-income markets. The Investment Manager will allocate the Portfolio's assets among the selected Underlying Funds in accordance with the Portfolio's investment objective, the Investment Manager's outlook for the U.S. economy and financial markets and the relative market valuation of the selected Underlying Funds. Under normal circumstances, the Domestic Portfolio expects to invest between 50%-100% of its assets in Underlying Funds which invest primarily in equity securities and between 0%-50% of its assets in Underlying Funds which invest primarily in fixed-income securities.

    The Investment Manager may vary the relative portions of each Portfolio's assets invested in the Underlying Funds in response to changes in economic conditions and international and/or domestic markets and therefore the percentages of each Portfolio's assets invested in any one Underlying Fund as well as the number of the Underlying Funds in which each Portfolio may invest may vary at any time. There are no minimum or maximum percentages in which each Portfolio may invest in any Underlying Fund. Additionally, the Underlying Funds in which each Portfolio may invest may be changed from time to time and additional or different Underlying Funds may be added or substituted if such Underlying Funds are deemed appropriate for investment by each respective Portfolio.

    Each Portfolio may invest up to 35% of its total assets in money market instruments or cash. The money market instruments in which the Fund may invest are securities issued or guaranteed by the U.S. Government (Treasury bills, notes and bonds (including zero coupon securities)) American bank obligations; Eurodollar certificates of deposit; obligations of American savings institutions; fully insured certificates of deposit; and commercial paper of American issuers rated within the two highest grades by Moody's Investors Service Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.

    There may be periods during which market conditions warrant reduction of some or all of the Fund's securities holdings. During such periods, the Fund may adopt a temporary "defensive" posture in which up to 100% of each Portfolio's net assets are invested in cash or money market instruments.

    Each Portfolio may also enter into repurchase agreements, which may be viewed as a type of secured lending by a Portfolio, and which typically involve the acquisition by the Portfolio of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Portfolio will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, each Portfolio follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization. It is the current policy of each Portfolio not to invest in repurchase agreements that do not mature within seven days if any such investment amounts to more than 15% of each Portfolio's net assets in keeping with each Portfolio's policy on illiquid securities.

    The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (the "Act"), and as such is not limited by the Act in the proportion of its assets that it may invest in the obligations of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. See "Dividends, Distributions and Taxes." Any investment in the Underlying Funds will be qualifying assets. To the extent that a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, the Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company. The limitations described in this paragraph are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised.

    Except as specifically noted, all investment objectives, policies and practices discussed above are not fundamental policies of either Portfolio of the Fund and, as such, may be changed without shareholder approval.

INVESTMENT OBJECTIVES AND POLICIES OF THE UNDERLYING FUNDS

Set forth below are brief descriptions of the Investment Objectives and Policies of the Underlying Funds in which the Portfolios of the Fund may invest. Shareholders, or those who wish to invest in the Underlying Fund directly, are referred to the Prospectuses of those funds for more detailed information.

DEAN WITTER AMERICAN VALUE FUND. The investment objective of this fund is long-term capital growth consistent with an effort to reduce volatility. The fund seeks to achieve its investment objective by investing in a diversified portfolio of securities consisting principally of common stocks. The fund utilizes an investment process that places primary emphasis on seeking to identify industries, rather than individual companies, as prospects for capital appreciation and whereby the Investment Manager seeks to invest assets of the fund in industries it considers to be undervalued at the time of purchase and to sell those it considers overvalued.

    After selection of the fund's target industries, specific company investments are selected. In this process, the Investment Manager seeks to identify companies whose prospects are deemed attractive on the basis of an evaluation of valuation screens and prospective company fundamentals.

    Following selection of the fund's specific investments, the Investment Manager will attempt to allocate the assets of the fund so as to reduce the volatility of its portfolio. In doing so, the fund may hold a portion of its portfolio in fixed-income securities (including zero coupon securities) in an effort to moderate extremes of price fluctuations. The fund may invest up to 35% of its portfolio in common stocks of non-U.S. companies, in companies in non-classified industries, and in convertible debt securities, convertible preferred securities, U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities) and investment grade corporate debt securities when, in the opinion of the Investment Manager, the projected total return on such securities is equal to or greater than the expected total return on common stocks, or when such holdings might be expected to reduce the volatility of the portfolio, and in money market instruments under any one or more of the following circumstances: (i) pending investment of proceeds of sale of fund shares or of portfolio securities; (ii) pending settlement of purchases of portfolio securities; or (iii) to maintain liquidity for the purpose of meeting anticipated redemptions. Greater than 35% of the fund's total assets may be invested in money market instruments to maintain, temporarily, a "defensive" posture when, in the opinion of the Investment Manager, it is advisable to do so because of economic or market conditions.

    Because prices of stocks fluctuate from day to day, the value of an investment in the fund will vary based upon the fund's investment performance. The fund's emphasis on "undervalued" industries reflects investment views which are frequently contrary to general market assessments and which may involve risks associated with departure from general investment opinions.

    The fund has adopted the following specific policies which are not fundamental investment policies and may be changed by the Board of Trustees.

        1. At least 65% of the fund's total assets will be invested in common stocks of U.S. companies which, at the time of purchase, were in undervalued or moderately valued industries as determined by the Investment Manager, except as stated in Paragraph (3) below.

        2. Up to 35% of the value of the fund's total assets may be invested in:
    (a) common stocks of non-U.S. companies, or companies in non-classified industries, including American Depository Receipts (which are custody receipts with respect to foreign securities) (the fund's investments in unlisted foreign securities are deemed to be illiquid securities, which under the fund's current investment policies may not in the aggregate amount to more than 15% of the fund's net assets); (b) convertible debt securities (bonds, debentures, corporate notes, preferred stock and other securities) which are convertible into common stock; (c) U.S. Government securities and investment grade corporate debt securities, when, in the opinion of the Investment Manager, the projected total return on such securities is equal to or greater than the expected total return on equity securities, or when such holdings might be expected to reduce the volatility of the portfolio; and (d) money market instruments under any one or more of the following circumstances: (i) pending investment of proceeds of sale of shares of the fund or of portfolio securities; (ii) pending settlement of purchases of portfolio securities; or (iii) to maintain liquidity for the purpose of meeting anticipated redemptions.

        3. Notwithstanding any of the foregoing limitations, the fund may invest more than 35% of the fund's total assets in money market instruments to maintain, temporarily, a "defensive" posture when, in the opinion of the Investment Manager, it is advisable to do so because of economic or market conditions, including, for example, times during which the Investment Manager believes the risk, or volatility, relative to expected returns of the securities it monitors, is excessive.

    The foregoing limitations apply at the time of acquisition based on the last determined market value of the fund's assets, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total assets will not require elimination of any security from the portfolio.

DEAN WITTER CAPITAL APPRECIATION FUND. The investment objective of this fund is long-term capital appreciation. The fund seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in the common stocks of U.S. companies that, in the opinion of the Investment Manager, offer the potential for either superior earnings growth and/or appear to be undervalued.

    The Investment Manager will base the selection of stocks for the fund's portfolio on research and analysis, taking into account, among other factors, a company's price/earnings ratio (that is whether the current stock price appears undervalued in relation to earnings, projected cash flow, or asset value per share; or the price-to-earnings ratio is attractive relative to the company's underlying earnings growth rate), growth in sales, market-to-book ratio, the quality of a company's balance sheet, sales-per-share and profitability in order to determine whether the current market valuation is less than the Investment Manager's view of a company's intrinsic value. Also, when reviewing investments for selection, the Investment Manager will consider the following characteristics of a company: capable management; attractive business niches; pricing flexibility; sound financial and accounting practices and a demonstrated ability or prospects to consistently grow revenues, earnings and cash flow. Stocks may also be selected on the basis of whether the Investment Manager believes that the potential exists for some catalyst (such as increased investor attention, asset sales, a new product/innovation, or a change in management) to cause the stock's price to rise. Such factors are part of the Investment Manager's overall investment selection process.

    The Investment Manager has no general criteria as to asset size, earnings or industry type which would make an investment unsuitable for purchase by the fund. In addition, since the Investment Manager is seeking investments in companies whose securities may appear to be undervalued, there is no limitation on the stock price of any particular investment. However, as a result of the selection process, which focuses on fundamentals in relation to prices, such review of investments will include companies with low-priced stocks. In this category are large companies with low-priced stocks (so called "fallen angels") which, in the opinion of the Investment Manager, may appear to be undervalued because they are overlooked by many investors; may not be closely followed through investment research and/or their prices may reflect pessimism about the companies' (and/or their industries') outlook. Such companies, by virtue of their stock price, may be takeover candidates. Low-priced stocks are also associated with smaller companies whose securities' value may reflect a discount because of smaller size and lack of research coverage, emerging growth companies and private companies undergoing their initial public offering. The fund will invest in companies of all sizes. For a discussion of the risks of investing in the securities of such companies, see "Risk Considerations and Investment Practices of the Underlying Funds" below.

    Consequently, the fund looks for quality businesses with an investment outlook based upon a mix of growth potential, financial strength and fundamental value. The focus on price and fundamentals sets the fund apart from pure "growth" or pure "value" funds. The fund's holdings will be widely diversified by industry and company and under most circumstances, at the time of initial purchase, the average position will be less than 1.5% of the fund's net assets.

    In addition to U.S. common stock, up to 35% of the fund's total assets may be invested in debt or preferred equity securities convertible into or exchangeable for equity securities, rights and warrants, when considered by the Investment Manager to be consistent with the fund's investment objective. (For a discussion of the risks of investing in each of these securities, see "Risk Considerations and Investment Practices of the Underlying Funds" below.)

    The fund may also invest in other debt securities without regard to quality or rating, if in the opinion of the Investment Manager such securities meet the investment criteria of the fund. The fund will not purchase a non-investment grade debt security (or junk bond) if, immediately after such purchase, the fund would have more than 5% of its total assets invested in such securities.

    The fund may invest up to 10% of its assets in foreign securities, including non-dollar denominated securities traded outside of the U.S. and U.S. dollar-denominated securities such as American Depository Receipts ("ADRs"). (For a discussion of the risks of investing in foreign securities, see "Risk Considerations and Investment Practices of the Underlying Funds" below.)

    There may be periods during which, in the opinion of the Investment Manager, market conditions warrant a reduction of some or all of the fund's securities holdings. During such periods, the fund may adopt a temporary "defensive" posture in which greater than 35% of its total assets is invested in money market instruments or cash, including obligations issued or guaranteed as to principal or interest by the United States Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of $1 billion or more, and short-term commercial paper of corporations organized under the laws of any state or political subdivision of the United States.

    The securities in which the fund invests may or may not be listed on a national stock exchange, but if they are not so listed, will generally have an established over-the-counter market.

DEAN WITTER CAPITAL GROWTH SECURITIES. The investment objective of this fund is long-term capital growth. The fund seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in common stocks. As part of its management of the fund, the Investment Manager utilizes a two-stage computerized screening process. The first stage of the process involves the screening of a database of approximately 3,000 companies for those companies demonstrating a history of consistent growth in earnings and revenues for the past several years. If further refinement of the list of companies obtained from the first screen is required, those companies are then applied against two additional screens designed to measure current earnings momentum and current price valuations, respectively, in order to further refine the list of companies for potential investment by the fund, which investment may be on an equally-weighted basis. (Current earnings momentum refers to the rate of change in earnings growth over the prior four quarters and current price valuations refers to the current price of a company's stock in relation to a theoretical value based upon current dividends, projected growth rates and the rate of inflation.) Subject to the fund's investment objective, the Investment Manager, without notice, may modify the foregoing screening process and/or may utilize additional or different screening processes in connection with the investment of the fund's assets. Dividend income will not be a consideration in the selection of stocks for purchase.

    Although the fund invests primarily in common stocks, the fund may invest up to 35% of its total assets (taken at current value and subject to any restrictions appearing elsewhere in the fund's Prospectus), in any combination of the following: (a) U.S. Government securities (securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities) and investment grade fixed-income securities; (b) convertible securities; (c) money market instruments; (d) options on equity and debt securities; and (e) futures contracts and related options thereon, as described below. The fund may also purchase unit offerings (where corporate debt securities are offered as a unit with convertible securities, preferred or common stocks, warrants, or any combination thereof). U.S. Government securities in which the fund may invest include zero coupon securities. Convertible securities in which the fund may invest include bonds, debentures, corporate notes, preferred stock and other securities. The fund may also purchase securities on a when-issued or delayed delivery basis, may purchase or sell securities on a forward commitment basis, and may purchase securities on a "when, as and if issued" basis.

    There may be periods during which, in the opinion of the Investment Manager, market conditions warrant reduction of some or all of the fund's securities holdings. During such periods, the fund may adopt a temporary "defensive" posture in which greater than 35% of its total assets are invested in cash or money market instruments. Money market instruments in which the fund may invest are securities issued or guaranteed by the U.S. Government (Treasury bills, notes and bonds, including zero coupon securities); bank obligations; Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the two highest grades by Moody's or S&P or, if not rated, are issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.

    The fund may invest in securities of foreign companies. However, the fund will not invest more than 25% of the value of its total assets, at the time of purchase, in foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depository Receipts, on which there is no such limit). The fund's investments in unlisted foreign securities are subject to the overall restrictions applicable to its investments in illiquid securities. For a discussion of the risks of investing in foreign securities, see "Risk Considerations and Investment Practices of the Underlying Funds" below.

DEAN WITTER CONVERTIBLE SECURITIES TRUST. The investment objective of this fund is to seek a high level of total return on its assets through a combination of current income and capital appreciation.

    (1) The fund will normally invest at least 65% of its total assets (taken at current value) in "convertible securities," I.E., securities (bonds, debentures, corporate notes, preferred stocks and other securities) which are convertible into common stock. Securities received upon conversion may be retained in the fund's portfolio to permit orderly disposition or to establish long-term holding periods for federal income tax purposes. The fund is not required to sell these securities for the purpose of assuring that 65% of its assets are invested in convertible securities.

    (2) The fund may invest up to 35% of its total assets (taken at current value and subject to any restrictions appearing elsewhere in its Prospectus) in any combination and quantity of the following securities: (a) common stock; (b) nonconvertible preferred stock; (c) nonconvertible corporate debt securities;
(d) options on debt and equity securities; (e) financial futures contracts and related options thereon; and (f) money market instruments.

    (3) Notwithstanding paragraphs (1) and (2) above, when market conditions dictate a "defensive" investment strategy, the fund may invest without limit in money market instruments, including commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks or domestic branches of foreign banks, or foreign branches of domestic banks, in each case having total assets of at least $500 million, and obligations issued or guaranteed by the United States Government, or foreign governments or their respective instrumentalities or agencies.

    The fund may invest in fixed-income securities rated Baa or lower by Moody's, or BBB or lower by S&P. Fixed-income securities rated Baa by Moody's or BBB by S&P have speculative characteristics greater than those of more highly rated bonds, while fixed-income securities rated Ba or BB or lower by Moody's and S&P, respectively, are considered to be speculative investments. Furthermore, the fund does not have any minimum quality rating standard for its investments. As such, the fund may invest in securities rated as low as Caa, Ca or C by Moody's or CCC, CC, C or C1 by S&P. Fixed-income securities rated Caa or Ca by Moody's may already be in default on payment of interest or principal, while bonds rated C by Moody's, their lowest bond rating, can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated C1 by S&P, their lowest bond rating, are no longer making interest payments. Non-rated securities are also considered for investment by the fund when the Investment Manager believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, makes them appropriate investments for the fund. A general description of Moody's and S&P's ratings is set forth in the Appendix to the Statement of Additional Information.

    The fund may invest in securities of foreign companies, may purchase private placements, real estate investment trusts, repurchase agreements, zero coupon securities, may purchase securities on a when-issued delayed delivery or forward commitment basis and may lend its portfolio securities. For a discussion of the risks of investing in these securities, see "Risk Considerations and Investment Practices of the Underlying Funds" below.

DEAN WITTER DEVELOPING GROWTH SECURITIES. The investment objective of this fund is long-term capital growth. The fund seeks to achieve capital growth which significantly exceeds the historical total return of common stocks as measured by the Standard & Poor's 500 index. The primary emphasis is on the securities of smaller and medium-sized companies that, in the opinion of the Investment Manager, have the potential to grow much more rapidly than the economy; at times, investments may also be made in the securities of larger, established companies which also have such growth potential. The fund will normally invest at least 65% of its total assets in the securities of such companies. In addition to common stock, this portion of the portfolio may also include convertible securities, preferred stocks and warrants.

    The Investment Manager attempts to identify companies whose earnings growth will be significantly higher than the average. Dividend income is not generally a consideration in the selection of stocks for purchase.

    The Investment Manager focuses its stock selection for the fund upon a diversified group of emerging growth companies which have moved beyond the difficult and extremely risky "start-up" phase and which at the time of selection show positive earnings with the prospects of achieving significant further profit gains in at least the next two-to-three years after acquisition. New technologies, techniques, products or services, cost-reducing measures, changes in management, capitalization or asset deployment, changes in government regulations or favorable shifts in other external circumstances may all contribute to the anticipated phase of growth.

    The application of the fund's investment policies is basically dependent upon the judgment of the Investment Manager. The proportions of the fund's assets invested in particular industries will shift from time to time in accordance with the judgment of the Investment Manager.

    The fund may invest up to 35% of its total assets in corporate debt securities which are rated at the time of purchase Baa or better by Moody's or BBB or better by S&P or which, if not rated, are deemed to be of comparable quality by the Investment Manager, and money market instruments. There may be periods during which, in the opinion of the Investment Manager, general market conditions warrant reduction of some or all of the fund's securities holdings. During such periods, the fund may adopt a temporary "defensive" posture in which greater than 35% of its total assets are invested in cash or money market instruments, including obligations issued or guaranteed as to principal or interest by the United States Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of $1 billion or more, and short-term commercial paper of corporations organized under the laws of any state or political subdivision of the United States.

    The securities in which the fund invests may or may not be listed on a national stock exchange, but if they are not so listed, will generally have an established over-the-counter market.

    The fund may invest in foreign securities, real estate investment trusts and private placements, enter into repurchase agreements, borrow money for the purpose of leveraging its investments, purchase securities on a when-issued or delayed delivery basis, purchase or sell securities on a forward commitment basis, purchase securities on a "when, as and if issued" basis, and lend its portfolio securities, as discussed under "Risk Considerations and Investment Practices of the Underlying Funds" below.

DEAN WITTER DIVIDEND GROWTH SECURITIES INC. The investment objective of the fund is to provide reasonable current income and long-term growth of income and capital. The fund seeks to achieve its investment objective primarily through investments in common stock of companies with a record of paying dividends and the potential for increasing dividends. Net asset value of the fund's shares will fluctuate with changes in market values of portfolio securities. The fund will attempt to avoid speculative securities or those with speculative characteristics.

    This fund has adopted the following specific policies which are not fundamental investment policies and which may be changed by the fund's Board of
Directors:

        1. Up to 30% of the value of the fund's total assets may be invested in:
    (a) convertible debt securities, convertible preferred securities, U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities), investment grade corporate debt securities and/or money market instruments when, in the opinion of the Investment Manager, the projected total return on such securities is equal to or greater than the expected total return on equity securities or when such holdings might be expected to reduce the volatility of the portfolio (for purposes of this provision, the term "total return" means the difference between the cost of a security and the aggregate of its market value and income earned); or (b) in money market instruments under any one or more of the following circumstances: (i) pending investment of proceeds of sale of fund shares or of portfolio securities; (ii) pending settlement of purchases of portfolio securities; or (iii) to maintain liquidity for the purpose of meeting anticipated redemptions.

        2. Notwithstanding any of the foregoing limitations, the fund may invest more than 30% of its total assets in money market instruments to maintain, temporarily, a "defensive" posture when, in the opinion of the Investment Manager, it is advisable to do so because of economic or market conditions.

    The foregoing limitations will apply at the time of acquisition based on the last determined value of the fund's assets. Any subsequent change in any applicable percentage resulting from fluctuations in value or other change in total assets will not require elimination of any security from the fund's portfolio. The fund may purchase securities on a when-issued or delayed delivery basis, may purchase or sell securities on a forward commitment basis and may purchase securities on a "when, as and if issued" basis as described below under "Risk Considerations and Investment Practices of the Underlying Funds."

DEAN WITTER EUROPEAN GROWTH FUND INC. The investment objective of this fund is to maximize capital appreciation. The fund seeks to achieve its investment objective by investing at least 65% of its total assets in securities issued by issuers located in countries located in Europe. Such issuers will include companies (i) which are organized under the laws of a European country and have a principal office in a European country, or (ii) which derive 50% or more of their total revenues from business in Europe, or (iii) the equity securities of which are traded principally on a stock exchange in Europe. The securities invested in will primarily consist of equity securities issued by companies based in European countries, but may also include fixed-income securities issued or guaranteed by European governments (including zero coupon treasury securities), when it is deemed that such investments are consistent with the fund's investment objective. The principal countries in which such issuers will be located are France; the United Kingdom; Germany; the Netherlands; Spain; Sweden; Switzerland and Italy. The fund currently intends to invest more than 25% of its total assets in the United Kingdom. As such, the investment performance of the fund will be subject to social, political and economic events occurring in the United Kingdom to a greater extent than those occurring in other European countries.

    The remainder of the fund's portfolio equalling, at times, up to 35% of its total assets, may be invested in equity and/or government and convertible securities issued by issuers located anywhere in the world, including the United States, subject to its investment objective. In addition, this portion of its portfolio will consist of various other financial instruments such as forward foreign exchange contracts, futures contracts and options (see below under "Risk Considerations and Investment Practices of the Underlying Funds").

    It is anticipated that the securities held by the fund in its portfolio will be denominated, principally, in liquid European currencies. Such currencies include the German mark, French franc, British pound, Dutch guilder, Swiss franc, Swedish krona, Italian lira, and Spanish peseta. In addition, the fund may hold securities denominated in the European Currency Unit (a weighted composite of the currencies of member states of the European Monetary System). Securities of issuers within a given country may be denominated in the currency of a different country.

    The fund may also invest in securities of foreign issuers in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs) or other similar securities convertible into securities of foreign issuers (as described below under "Risk Considerations and Investment Practices of the Underlying Funds").

DEAN WITTER FINANCIAL SERVICES TRUST. The investment objective of this fund is long-term capital appreciation. The fund seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in the equity securities of companies in the financial services and financial services related industries. Issuers in these industries provide financial services or financial products to companies and individuals or to other financial services providers. The financial services companies in which the fund may invest include but are not limited to the following: asset management companies, securities brokerage firms, financial planners, regional and money center banks, merchant banks, mortgage companies, consumer finance companies, savings banks and thrift institutions, insurance companies, insurance brokerage firms, leasing companies, government-sponsored agencies, credit and finance companies and foreign financial service companies. Examples of companies in which the fund may invest which provide products and services to the aforementioned financial services companies include but are not limited to the following: providers of financial publishing and news services, credit research and rating services, financial advertising (including Internet site development), financial equipment and technology (including financial software), data processing and payroll services and other financial products or services which do not involve the providing of credit, brokerage or management of assets.

    The equity securities in which the fund may invest may be issued either by large, established, well-capitalized companies or by newly-formed small capitalization companies. There are no restrictions on the market capitalization size of the fund's holdings. While the equity securities in which the fund may invest will consist primarily of common stocks, the fund may also invest in other types of equity securities such as preferred and convertible securities, rights and warrants.

    The fund's equity investments will be determined pursuant to an investment process that seeks to identify companies that show good appreciation prospects and value. This approach to stock selection involves a fundamental analysis of individual companies through an analysis of their balance sheets, income statements, products and services. Also, the Investment Manager will take into consideration certain criteria which include, among other things, capable management, attractive business niches or product innovation, sound financial and accounting practices, ability to grow revenues, earnings and cash flows consistently, and stock prices and growth potential which, in the opinion of the Investment Manager, appear to be undervalued or temporarily unrecognized by the market.

    Companies considered to be in the financial services and financial services related industries will be those which derive at least 35% of their revenues or earnings from the aforementioned respective activities, or devote at least 35% of their assets to such respective activities.

    Up to 35% of the fund's total assets may be invested in equity securities of issuers not in the financial services or financial services related industries, investment grade fixed-income securities, convertible securities, rights and warrants of issuers not in the financial services or financial services related industries, U.S. Government securities (including zero coupon securities) or money market instruments. With respect to corporate non-convertible fixed-income securities, the term "investment grade" means securities which are rated Baa or higher by Moody's or BBB or higher by S&P or, if not rated, are deemed by the Investment Manager to be of comparable quality. The fund may invest up to 25% of its total assets in the securities of foreign issuers.

    Money market instruments in which the fund may invest are securities issued or guaranteed by the U.S. Government or its agencies (Treasury bills, notes and bonds); obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more; Eurodollar certificates of deposit; obligations of savings banks and savings and loan associations having total assets of $1 billion or more; fully insured certificates of deposit; and commercial paper rated within the two highest grades by Moody's or S&P or, if not rated, issued by a company having an outstanding debt issue rated AA by S&P or Aa by Moody's.

    There may be periods during which, in the opinion of the Investment Manager, market conditions warrant reduction of some or all of the fund's securities holdings. During such periods, the fund may adopt a temporary "defensive" posture in which up to 100% of its total assets is invested in money market instruments or cash.

    In accordance with Securities and Exchange Commission ("SEC") rules, the fund will not purchase the security of any company which in its most recent fiscal year derived more than 15% of its gross revenues from securities related activities (defined by the SEC as activities as a broker, dealer, underwriter or investment adviser) if immediately after such purchase the fund: (i) would own more than 5% of any class of equity securities of the company; (ii) would own more than 10% of the outstanding principal amount of the company's debt securities; or (iii) would have invested more than 5% of its total assets in securities of such company.

    The fund may invest in convertible securities. Up to 20% of the fund's assets in convertible fixed-income securities can be rated below investment grade or, if unrated, are of comparable quality as determined by the Investment Manager. Securities rated below investment grade are the equivalent of high yield, high risk bonds (commonly known as "junk bonds"). The fund will not invest in convertible fixed-income securities that are in default in payment of principal or interest. In the event that the fund's investments in convertible securities rated below investment grade, including downgraded convertible securities, constitute more than 20% of the fund's total assets, the fund will seek immediately to sell sufficient securities to reduce the total to below the applicable percentage. See "Risk Considerations and Investment Practices of the Underlying Funds" below for a discussion of the risks of investing in convertible securities and lower-rated and unrated fixed-income securities and the Appendix to the Statement of Additional Information for a description of fixed-income security ratings.

    As noted above, the fund may invest in securities of foreign companies. Such investments may also be in the form of ADRs, EDRs or other similar securities convertible into securities of foreign issuers as described below. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. The fund's investments in unlisted foreign securities are subject to the fund's overall policy limiting its investment in illiquid securities to 15% or less of its net assets. The fund may also engage in options and futures transactions and forward foreign currency exchange contracts, may invest in repurchase agreements, private placements, zero coupon securities, convertible securities, real estate investment trusts, may purchase securities on a when-issued delayed delivery or forward committment basis and may lend its portfolio securities. For a discussion of the risks of these investments or techniques, see "Risk Considerations and Investment Practices of the Underlying Funds" below.

DEAN WITTER HEALTH SCIENCES TRUST. The investment objective of this fund is capital appreciation. The fund will seek to achieve its investment objective by investing at least 65% of its total assets in the equity securities of health science companies throughout the world. A health science company is defined as a company which is principally engaged in the health sciences industry. A company is deemed to be "principally engaged" if it has at least 50% of its earnings or revenues derived from health sciences activities, as defined below, or at least 50% of its assets is devoted to such activities, based upon the financial statements of the company's most recently reported fiscal year.

    In addition, the Investment Manager may invest in companies other than health science companies if it considers that such companies have potential for capital appreciation primarily as a result of particular products, technology, patents or other market advantages in the health sciences industry. The fund does not anticipate that companies not principally engaged in the health sciences industry will represent more than 20% of the fund's investments.

    Health sciences activities are defined as activities which consist of the research, development, production or distribution of products and services by health science companies which include, but are not limited to, companies such as: pharmaceutical companies; companies involved in the ownership and/or operation or delivery of health care services such as hospitals, clinical test laboratories, convalescent and mental health care facilities, rehabilitation centers, and products and services for home care; companies involved in biotechnology, medical diagnostics, biochemical, and nuclear research and development; and companies that produce and manufacture medical, dental and optical supplies and equipment.

    The fund's portfolio will primarily consist of common stocks. The fund may also invest up to 35% of its total assets in preferred stock and in investment grade domestic and foreign debt securities of any type of issuer (such as foreign and domestic corporations and foreign and domestic governments and their political subdivisions), including bonds, notes, debentures and debt securities convertible into equity if the Investment Manager believes that such securities present a favorable opportunity for capital appreciation. The term investment grade consists of debt instruments rated Baa or higher by Moody's or BBB or higher by S&P or, if not rated, determined to be of comparable quality by the Investment Manager. Investments in securities rated either Baa by Moody's or BBB by S&P may have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. If a debt instrument held by the fund is rated BBB or Baa and is subsequently downgraded by a rating agency, the fund will retain such security in its portfolio until the Investment Manager determines that it is practicable to sell the security without undue market or tax consequences to the fund. In the event that such downgraded securities constitute 5% or more of the fund's total assets, the Investment Manager will sell immediately sufficient securities to reduce the total to below 5%. The fund may invest in various other financial instruments such as warrants and forward foreign currency exchange contracts, futures and options, including stock index futures contracts and related options in an attempt to hedge its portfolio (see below under "Risk Considerations and Investment Practices of the Underlying Funds").

    While the fund expects that, from time to time, a significant portion of its investments will be in securities of U.S. companies, the fund's Investment Manager believes that a portfolio comprised only of U.S. securities does not provide the greatest potential for capital appreciation from an investment in the health sciences industry. It believes that a worldwide focus is necessary if the fund is to take advantage of the increasing opportunities presented by health science companies headquartered throughout the world. The fund may invest substantially in securities denominated in one or more currencies. The Investment Manager believes that by investing worldwide, the fund can better position itself to take advantage of available health sciences investment opportunities.

    The fund may also invest in securities of foreign issuers in the form of ADRs, EDRs or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted (see below). The fund may also engage in options and futures transactions and forward foreign currency exchange contracts and enter into repurchase agreements, may purchase securities on a when-issued delayed delivery or forward commitment basis and may lend its portfolio securities. For a discussion of the risks of investing in these securities, see "Risk Considerations and Investment Practices of the Underlying Funds" below.

DEAN WITTER HIGH YIELD SECURITIES INC. The primary investment objective of this fund is to earn a high level of current income. As a secondary objective, the fund will seek capital appreciation, but only when consistent with its primary objective. Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held in the fund's portfolio or from a general decline in interest rates, or a combination of both. Conversely, capital depreciation may result, for example, from a lowered credit standing or a general rise in interest rates, or a combination of both. The higher yields sought by the fund are generally obtainable from securities rated in the lower categories by recognized rating services. The fund seeks high current income by investing principally in fixed-income securities rated Baa or lower by Moody's, or BBB or lower by S&P. Fixed-income securities rated Baa by Moody's or BBB by Standard & Poor's have speculative characteristics greater than those of more highly rated bonds, while fixed-income securities rated Ba or BB or lower by Moody's and S&P, respectively, are considered to be speculative investments. Furthermore, the fund does not have any minimum quality rating standard for its investments. As such, the fund may invest in securities rated as low as Caa, Ca or C by Moody's or CCC, CC, C or

C1 by S&P. Fixed-income securities rated Caa or Ca by Moody's may already be in default on payment of interest or principal, while bonds rated C by Moody's, their lowest bond rating, can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated C1 by S&P, their lowest bond rating, are no longer making interest payments. For a further discussion of the characteristics and risks associated with high yield securities, see "Risk Considerations and Investment Practices of the Underlying Funds" below. A description of corporate bond ratings is contained in the Appendix to the Statement of Additional Information.

    Non-rated securities will also be considered for investment by the fund when the Investment Manager believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, makes them appropriate investments for the fund.

    In circumstances where the Investment Manager determines that investment in municipal obligations would facilitate the fund's ability to accomplish its investment objectives, it may invest up to 10% of its total assets in such obligations, including municipal bonds issued at a discount.

    The fund may also invest in securities of foreign companies, may purchase common stock, repurchase agreements, private placements, zero coupon securities, may engage in options and futures transactions, may purchase securities on a when-issued delayed delivery or forward commitment basis and may lend its portfolio securities. For a discussion of the risks of investing in these securities, see "Risk Considerations and Investment Practices of the Underlying Funds" below.

DEAN WITTER INCOME BUILDER FUND. The primary investment objective of this fund is to seek reasonable income. Growth of capital is the secondary objective. The fund seeks to achieve its objectives by investing, under normal market conditions, at least 65% of its total assets in income-producing equity securities, including common stock, preferred stock and convertible securities. Up to 35% of the fund's assets may be invested in fixed-income securities or common stocks that do not pay a regular dividend but are expected to contribute to the fund's ability to meet its investment objectives.

    The fund will invest, under normal market conditions, primarily in common stocks of large-cap companies which have a record of paying dividends and, in the opinion of the Investment Manager, have the potential for maintaining dividends, in preferred stock and in securities convertible into common stocks of small and mid-cap companies. The Investment Manager intends to use a value-oriented investment style in the selection of securities for the fund's portfolio. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or based on a specified formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

    The fund also may invest up to 20% in fixed-income securities rated below investment grade. Securities below investment grade are the equivalent of high yield, high risk bonds (commonly known as "junk bonds"). Investment grade is generally considered to be debt securities rated BBB or higher by S&P or Baa or higher by Moody's. (fixed-income securities rated BBB by S&P or Baa by Moody's which generally are regarded as having an adequate capacity to pay interest and repay principal, have speculative characteristics.) However, the fund will not invest in fixed-income securities that are rated lower than B by S&P or Moody's or, if not rated, determined to be of comparable quality by the Investment Manager. The fund will not invest in fixed-income securities that are in default in payment of principal or interest. The 20% limitation on securities rated below investment grade in which the fund may invest does not include securities convertible into common stock. A description of fixed-income securities ratings is contained in the appendix to this fund's Prospectus as well as in the Statement of Additional Information of the Fund.

    The fund may invest in equity securities of foreign issuers. However, the fund will not invest more than 25% of the value of its total assets, at the time of purchase, in securities of foreign issuers (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depository Receipts, on which there is no such limit). The fund may invest in ADRs, EDRs or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. The fund's investments in unlisted foreign securities are subject to the fund's overall policy limiting its investment in illiquid securities to 15% or less of its net assets.

    A portion of the fund's assets may be invested in investment grade fixed income (fixed-rate and adjustable rate) securities such as corporate notes and bonds and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

    The non-governmental debt securities in which the fund will invest will include: (a) corporate debt securities, including bonds, notes and commercial paper, rated in the four highest categories by a nationally recognized statistical rating organization ("NRSRO") including Moody's, S&P, Duff and Phelps, Inc. and Fitch Investors Service, Inc.; and (b) bank obligations, including CDs, banker's acceptances and time deposits, issued by banks with a long-term CD rating in one of the four highest categories by a NRSRO.

Investments in securities rated within the four highest rating categories by a NRSRO are considered "investment grade." However, such securities rated within the fourth highest rating category by a NRSRO have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. Where a fixed-income security is not rated by a NRSRO (as may be the case with a foreign security) the Investment Manager will make a determination of its creditworthiness and may deem it to be investment grade. A description of fixed-income security ratings is contained in the appendix to the Prospectus.

    The Investment Manager intends to follow a "bottom-up" approach in the selection of convertible securities. Beginning with a universe of about 500 companies, the Investment Manager will narrow the focus to small and mid-cap companies and review the issues to determine if the convertible is trading with the underlying equity security. The yield of the underlying equity security will be evaluated and company fundamentals will be studied to evaluate cash flow, risk/reward balance, valuation and the prospects for growth. The Investment Manager intends to select convertible securities that, in its judgment, are issued by companies with sound management practices and that represent good value.

    To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, may sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

    The fund may invest up to 25% of its total assets in "enhanced" convertible securities. Enhanced convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company, in return for reduced participation or a cap on appreciation in the underlying common stock of the issuer which the holder can realize. In addition, in many cases, enhanced convertible securities are convertible into the underlying common stock of the issuer automatically at maturity, unlike traditional convertible securities which are convertible only at the option of the security holder. Enhanced convertible securities may be more volatile than traditional convertible securities due to the mandatory conversion feature.

    The fund also may invest up to 10% in "synthetic" convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic"convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, "synthetic" convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer.

    "Synthetic" convertible securities may be less liquid than traditional convertible securities and their price changes may be more volatile. Reduced liquidity may have an adverse impact on the fund's ability to sell particular synthetic securities promptly at favorable prices and may also make it more difficult for the fund to obtain market quotations based on actual trades, for purposes of valuing the fund's portfolio securities.

    The fund may invest without limitation in "exchangeable" convertible bonds and convertible preferred stock which are issued by one company, but convertible into the common stock of a different publicly traded company. These securities generally have liquidity trading and risk characteristics similar to traditional convertible securities noted above.

    The U.S. Government securities in which the fund may invest include securities which are direct obligations of the United States Government, such as United States treasury bills, notes and bonds, and which are backed by the full faith and credit of the United States; securities which are backed by the full faith and credit of the United States but which are obligations of a United States agency or instrumentality (E.G., obligations of the Government National Mortgage Association); securities issued by a United States agency or instrumentality which has the right to borrow, to meet its obligations, from an existing line of credit with the United States Treasury (E.G., obligations of the Federal National Mortgage Association); securities issued by a United States agency or instrumentality which is backed by the credit of the issuing agency or instrumentality (E.G., obligations of the Federal Farm Credit System).

    Money market instruments in which the fund may invest include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (Treasury bills, notes and bonds, including zero coupon securities); bank obligations; Euro-dollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the four highest grades by Moody's or S&P or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's. Such securities may be used to invest uncommitted cash balances.

    There may be periods during which, in the opinion of the Investment Manager, market conditions warrant reduction of some or all of the fund's securities holdings. During such periods, the fund may adopt a temporary "defensive" posture in which up to 100% of its total assets is invested in money market instruments or cash.

    The fund may also purchase when-issued and delayed delivery securities, when as and if issued securities, zero coupon securities, real estate investment trusts and restricted securities and may enter into repurchase agreements. For a discussion of the risks of investing in these securities, see "Risk Considerations and Investment Practices of the Underlying Funds" below.

DEAN WITTER INFORMATION FUND. The investment objective of this Fund is long-term capital appreciation. The fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in common stocks and securities convertible into common stocks of domestic or foreign companies which are involved in all areas, including emerging areas, of the communications and information industry. The fund will not have more than 10% of its total assets invested in convertible securities determined as of the time of purchase. Under normal circumstances, the fund will invest in equity securities of issuers located in at least three countries, one of which is the United States.

    The communications and information industry is experiencing widespread changes and expansion due to rapidly changing technologies (including enabling technologies), industry migration in search of new markets, communications needs in developing countries, competitive pressures and changes in governmental regulation. Additionally, a number of traditional communications industries have either converged or evolved into new corporate forms and some of these industries are only beginning to emerge. The Investment Manager believes that as technologies develop, many of the traditional distinctions and characteristics of these industries will blur. The Investment Manager believes that the communications and information industry will continue to grow in the future and that the fund's investment policies as outlined below are designed to take advantage of the investment opportunities present in this industry.

    Companies in the communications and information industry will be considered those companies engaged in designing, developing, manufacturing or providing the following products and services, or the enabling technology with respect thereto, throughout the world: regular telephone service; communications equipment and services (including equipment and services for both data and voice transmission); electronic components and equipment; broadcasting (including television and radio, satellite, microwave and cable television and narrow-casting); computer equipment, enabling software, mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; local and wide area networking and linkage of word and data processing systems; publishing and information systems, including the storage and transmission of information; video text and teletext; and emerging technologies combining telephone, television and/or computer systems; the creation, packaging, distribution, and ownership of entertainment and information programming throughout the world including but not limited to prerecorded music, feature length motion pictures, made for T.V. movies, television series, documentaries, educational tutorials, animation, game shows, sports programming, news programs, and live events such as professional sporting events, concerts and theatrical exhibitions and academic courses or tutorials; television and radio broadcasting via VHF, UHF, satellite and microwave transmission, cable television programming and systems, and broadcast and cable networks, wireless cable television and other emerging distribution technologies, home video, and interactive/multimedia programming including financial services, education, home shopping, video games and multiplayer games; publishing including newspapers, magazines and books, advertising agencies and niche advertising mediums such as in-store and direct mail, emerging technologies combining television, telephone and computer systems, computer hardware and software, and equipment used in the creation and distribution of entertainment programming such as that required in the provision of broadcast, cable or telecommunications services.

    Companies considered to be in communications and information industry will be those which derive at least 35% of their revenues or earnings from the aforementioned respective activities, or devote at least 35% of their assets to such respective activities.

    Up to 35% of the fund's total assets may be invested in investment grade fixed-income securities, U.S. Government securities (including zero coupon securities) or money market instruments. With respect to corporate fixed-income securities, the term "investment grade" means securities which are rated Baa or higher by Moody's or BBB or higher by S&P or, if not rated, are deemed by the Investment Manager to be of comparable quality.

    Investments in fixed-income securities rated either BBB by S&P or Baa by Moody's (the lowest credit ratings designated "investment grade") have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. If a fixed-income or convertible security held by the fund is rated BBB or Baa and is subsequently downgraded by a rating agency, or otherwise falls below investment grade the Fund will sell such securities as soon as is practicable without undue market or tax consequences to the fund. See the Appendix to the Statement of Additional Information for a discussion of ratings of fixed-income securities.

    The fund may invest up to 50% of its total assets in the securities of foreign issuers. The fund will not invest 25% or more of its total assets in any one foreign country.

    Money market instruments in which the fund may invest are securities issued or guaranteed by the U.S. Government or its agencies (Treasury bills, notes and bonds); obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more; Eurodollar certificates of deposit; obligations of savings banks and savings and loan associations having total assets of $1 billion or more; fully insured certificates of deposit; and commercial paper rated within the two highest grades by Moody's or S&P or, if not rated, issued by a company having an outstanding debt issue rated AA by S&P or Aa by Moody's.

    There may be periods during which, in the opinion of the Investment Manager, market conditions warrant reduction of some or all of the fund's securities holdings. During such periods, the fund may adopt a temporary "defensive" posture in which greater than 35% of its total assets is invested in money market instruments or cash.

    The fund may invest in investment grade convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

    As noted above, the fund may also invest in securities of foreign companies. Such investments may also be in the form of ADRs, EDRs or other similar securities convertible into securities of foreign issuers (see below). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. The fund's investments in unlisted foreign securities are subject to the fund's overall policy limiting its investment in illiquid securities to 15% or less of its net assets.

    This fund concentrates its investments in the communications and information industry. Because of this concentration, the value of the fund's shares may be more volatile than that of investment companies that do not similarly concentrate their investments. The communications and information industry may be subject to greater changes in governmental policies and governmental regulation than in many other industries in the United States and worldwide. Regulatory approval requirements, ownership restrictions and restrictions on rates of return and types of services that may be offered may materially affect the products and services of this industry. Additionally, the products and services of companies in this industry may be subject to faster obsolescence as a result of greater competition, advancing technological developments, and changing market and consumer preferences. As a result, the stocks of companies in this industry may exhibit greater price volatility than those of companies in other industries.

    The fund may engage in options and futures contracts and forward foreign currency exchange contracts, may enter into repurchase agreements, may purchase private placements, convertible securities, zero coupon securities, when, as and if issued securities, securities of other investment companies, may purchase securities on a when-issued delayed delivery or forward commitment basis and may lend its portfolio securities. For a discussion of the risks of investing in these securities, see "Risk Considerations and Investment Practices of the Underlying Funds" below.

DEAN WITTER INTERMEDIATE INCOME SECURITIES. The investment objective of this fund is high current income consistent with safety of principal. The fund seeks to achieve its objective by investing at least 65% of its total assets in intermediate term, investment grade fixed-income securities. The fund will maintain an average weighted maturity of approximately seven years or less and may not invest in securities with remaining maturities greater than twelve years. Under normal conditions, the fund's average weighted maturity will not be less than three years. (Under the current interpretation by the staff of the Securities and Exchange Commission, an intermediate bond fund must have an average weighted maturity between three and ten years.)

    Under normal circumstances, the fund will invest primarily in corporate debt securities and preferred stock of investment grade, which consists of securities which are rated at the time of purchase Baa or better by Moody's or BBB or better by S&P, or which, if unrated, are deemed to be of comparable quality by the fund's Trustees. Fixed-income securities rated Baa by Moody's have speculative characteristics. (A more detailed description of bond ratings is contained in the Appendix to the Statement of Additional Information.) The fund may also purchase U.S. Government securities (securities guaranteed as to principal and interest by the United States or its agencies or instrumentalities) and investment grade securities, denominated in U.S. Dollars, issued by foreign governments or issuers. U.S. Government securities in which the Fund may invest include zero coupon securities and mortgage-backed securities, such as securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. There can be no assurance that the investment objective of the fund will be achieved.

    The Investment Manager believes that the fund's policies of purchasing intermediate term securities will reduce the volatility of the fund's net asset value over the long term. Although the values of fixed-income securities generally increase during periods of declining interest rates and decrease during periods of increasing interest rates, the extent of these fluctuations has historically generally been smaller for intermediate term securities than for securities with longer maturities. Conversely, the yield available on intermediate term securities has also historically been lower than those available from long term securities.

    Investment by the fund in U.S. Dollar denominated fixed-income securities issued by foreign governments and other foreign issuers may involve certain risks not associated with U.S. issued securities. Those risks include the political or economic instability of the issuer or of the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. In addition, there may be less publicly available information about a foreign company than about a domestic company. The fund believes that those risks are substantially lessened because the foreign securities in which the fund may invest are investment grade.

    While the fund will invest primarily in investment grade fixed-income securities, under ordinary circumstances it also may invest up to 35% of its total assets in money market instruments, repurchase agreements, as discussed below, and up to 5% of the fund's net assets may be invested in lower rated fixed-income securities.

    Lower rated fixed-income securities, which are those rated from Ba to C or BB to C by Moody's or S&P, respectively, are considered to be speculative investments. Such lower rated securities, while producing higher yields than investment grade securities, are subject to credit risk to a greater extent than investment grade securities. The fund does not have any minimum quality rating standard with respect to the portion (up to 5%) of its net assets which may be invested in lower rated securities.

    There may be periods during which, in the opinion of the Investment Manager, market conditions warrant reduction of some or all of the fund's securities holdings. During such periods, the fund may adopt a temporary "defensive" posture in which greater than 35% of its total assets are invested in cash or money market instruments. Money market instruments in which the fund may invest are securities issued or guaranteed by the U.S. Government (Treasury bills, notes and bonds, including zero coupon securities); bank obligations; Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the two highest grades by Moody's or S&P or, if not rated, are issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.

    The fund may also purchase private placements, zero coupon securities, when, as and if issued securities, may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a when-issued delayed delivery or forward commitment basis and may lend its portfolio securities. For a discussion of the risks of investing in these securities, see "Risk Considerations and Investment Practices of the Underlying Funds" below.

DEAN WITTER INTERNATIONAL SMALLCAP FUND. The investment objective of this fund is long-term growth of capital. The fund seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of "small capitalization" companies located outside of the United States. A "small capitalization" company is defined as being, at the time of purchase of its equity securities by the fund, among the smallest capitalized companies (where capitalization is calculated by multiplying the total number of outstanding shares of common stock of the company by their market price and by ranking the resulting companies from smallest to largest capitalization) principally located in a given country, whose aggregate capitalizations comprise no more than 25% of the total market capitalization of the country. Equity securities in which the fund may invest include common stocks, rights or warrants to purchase common stocks and securities convertible into common stocks. The fund will invest in securities issued by issuers located in at least three countries outside of the U.S. An issuer of a security will be considered to be located in a given country if it: (i) is organized under the laws of the country; (ii) derives at least 50% of its revenues from goods produced or sold, investments made, or services performed in the country; (iii) maintains at least 50% of its assets in the country; or (iv) has securities which are principally traded on a stock exchange in the country. The fund currently intends to invest, from time to time, more than 25% of its total assets in securities issued by issuers located in each of the United Kingdom and Japan.

    The remainder of the fund's portfolio equalling, at times, up to 35% of the fund's total assets, may be invested in (i) securities issued by companies whose market capitalizations place them outside the fund's definition of "small capitalization" and/or (ii) fixed-income securities issued or guaranteed by foreign governments. In addition, this portion of the fund's portfolio will consist of various other financial instruments such as forward foreign exchange contracts, futures contracts and options (see below).

    The fund may also invest in securities of foreign issuers in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs) or other similar securities convertible into securities of foreign issuers (as described below under "Risk Considerations and Investment Practices of the Underlying Funds").

DEAN WITTER JAPAN FUND. The investment objective of this fund is long-term capital appreciation. The fund seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in equity securities issued by issuers located in Japan. Such issuers will include companies (i) which are organized under the laws of Japan and have a principal office in Japan; (ii) which derive 50% or more of their total revenues from operating business(es) in Japan; or (iii) the equity securities of which are traded principally on a stock exchange in Japan. Equity securities in which the fund may invest include common and preferred stocks and rights or warrants to purchase common stocks. The fund may invest up to 25% of its total assets in equity securities of Japanese companies traded on the Second Sections of the Main Japanese exchanges and in the over-the-counter market. These would generally be smaller companies with above-average growth potential.

    The remainder of the fund's portfolio equalling, at times, up to 35% of the fund's total assets, may be invested in fixed-income and convertible securities of issuers located in Japan or guaranteed by the Japanese government when it is deemed that such investments are consistent with the fund's investment objective. This remainder may also include equity, government, fixed-income and convertible securities issued by issuers located in developed economies in Asia, Europe and North America, including the United States, subject to the fund's investment objective. Although the fund may invest up to 35% of its net assets in fixed-income and convertible securities which are either not rated or rated below investment grade, the fund has no current intention of investing in excess of 10% of its net assets in unrated or lower rated convertible securities nor in excess of 5% of its net assets in unrated or lower rated non-convertible debt securities. In addition, this portion of the fund's portfolio will consist of various other financial instruments such as forward foreign exchange contracts, futures contracts and options (see below).

    The fund may also invest in securities of Japanese and other foreign issuers in the form of American Depository Receipts (ADRs), European Depository Receipts
(EDRs) or other similar securities convertible into securities of foreign issuers (as described below under "Risk Considerations and Investment Practices of the Underlying Funds").

DEAN WITTER MARKET LEADER TRUST. The investment objective of this fund is long-term growth of capital. The fund seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of companies that, in the opinion of the Investment Manager, are established leaders in their respective fields in growing industries in domestic and foreign markets. The equity securities in which the fund may invest in include common stocks, preferred stocks and debt or preferred stocks convertible into or exchangeable for common stocks. These companies generally will possess well-recognized proprietary skills or products, will have equity market capitalizations in excess of $1 billion and will be listed on a United States stock exchange (including U.S. dollar-denominated securities such as ADRs. Generally these companies will be considered "leaders," in the view of the Investment Manager, if they are nationally-known and have established a strong reputation for quality management, products and services in the United States and/or globally.

    In addition to equity securities of market leader companies, up to 35% of the fund's total assets may be invested in equity securities or debt securities convertible into or exchangeable for equity securities of other companies, in non-convertible debt securities, including U.S. Government securities and money market instruments, and in rights and warrants. (For a discussion of the risks of investing in each of these securities, see "Risk Considerations and Investment Practices of the Underlying Funds" below.)

    The Investment Manager intends to use both "top down" and "bottom-up" approaches. The "top down" approach seeks to identify growing industries in domestic and foreign markets. Within these industries, the Investment Manager will apply a "bottom-up" fundamental analysis to identify the most attractive securities to purchase, giving particular attention to companies with the following attributes: recognized product and service leadership within its industry, strong financial position (strong financial fundamentals) relative to its peers, strong history of earnings growth or momentum often exceeding consensus analyst expectations, evidence of corporate management's attention to equity structure (evidenced by, among other things, stock buy-backs, the extent to which management exercises stock options or otherwise acquires shares of the company and sound financing decisions) as well as other attributes which the Investment Manager believes are indicators of sustainable long-term growth.

    Fixed-income securities in which this fund may invest include corporate notes and bonds and obligations issued or guaranteed by the United States Government, its agencies and instrumentalities. The non-governmental debt securities in which the fund will invest will include: (a) corporate debt securities, including bonds, notes and commercial paper, rated in the four highest categories by a nationally recognized statistical rating organization ("NRSRO") including Moody's, S&P, Duff and Phelps, Inc. and Fitch Investors Service, Inc., or, if unrated, of comparable quality as determined by the Investment Manager, and (b) bank obligations, including CDs, banker's acceptances and time deposits, issued by banks with a long-term CD rating in one of the four highest categories by a NRSRO. Investments in securities rated within the four highest rating categories by a NRSRO are considered "investment grade." However, such securities rated within the fourth highest rating category by a NRSRO have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken the capacity of their issuers to make principal and interest payments than would be the case with investments in securities with higher credit ratings. Where a fixed-income security is not rated by a NRSRO, the Investment Manager will make a determination of its creditworthiness and may deem it to be investment grade. If a fixed-income non-convertible security held by the fund is subsequently downgraded by a rating agency below investment grade, the fund will sell such securities as soon as practicable without undue market or tax consequences to the fund. See the Appendix to the Statement of Additional Information for a discussion of ratings of fixed income securities.

    The U.S. Government securities in which this fund may invest include securities which are direct obligations of the United States Government, such as United States treasury bills, notes and bonds (including zero coupon bonds), and which are backed by the full faith and credit of the United States; securities which are backed by the full faith and credit of the United States but which are obligations of a United States agency or instrumentality (E.G., obligations of the Government National Mortgage Association); securities issued by a United States agency or instrumentality which has the right to borrow, to meet its obligations, from an existing line of credit with the United States Treasury (E.G., obligations of the Federal National Mortgage Association); and securities issued by a United States agency or instrumentality which is backed by the credit of the issuing agency or instrumentality (E.G., obligations of the Federal Farm Credit System).

    Money market instruments in which the fund may invest include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (Treasury bills, notes and bonds, including zero coupon securities); bank obligations; Euro-dollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the four highest grades by Moody's or S&P or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's. Such securities may be used to invest uncommitted cash balances.

    There may be periods during which, in the opinion of the Investment Manager, market conditions warrant reduction of some or all of the fund's securities holdings. During such periods, the fund may adopt a temporary "defensive" posture in which up to 100% of its total assets is invested in money market instruments or cash.

    The fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

    Up to 20% of this fund's assets in convertible fixed-income securities can be rated below investment grade or, if unrated, of comparable quality as determined by the Investment Manager. Securities rated below investment grade are the equivalent of high yield, high risk bonds (commonly known as "junk bonds"). The fund will not invest in convertible fixed-income securities that are in default in payment of principal or interest. In the event that the fund's investments in convertible securities rated below investment grade, including downgraded convertible securities, constitute more than 20% of the fund's total assets, the fund will seek immediately to sell sufficient securities to reduce the total to below the applicable percentage. See "Risk Considerations and Investment Practices of the Underlying Funds" below for a discussion of the risks of investing in lower-rated and unrated fixed-income securities and the Appendix to the Statement of Additional Information for a description of fixed income security ratings.

    This fund may also purchase and sell futures contracts on stock indexes, may invest in repurchase agreements, private placements, zero coupon securities and real estate investment trusts, may purchase securities on a when-issued, delayed delivery or forward commitment basis, may purchase securities on a "when, as and if issued" basis, and may lend its portfolio securities, as discussed under "Risk Considerations and Investment Practices of the Underlying Funds" below.

DEAN WITTER MID-CAP GROWTH FUND. The investment objective of this fund is long-term capital growth. This fund seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of domestic and foreign equity securities of "mid-cap" companies. A mid-cap company is a company whose market capitalization falls within the range of $250 million to $5 billion. The fund may invest up to 35% of its total assets in (i) U.S. Government Securities and investment grade corporate debt securities; or (ii) equity securities of companies with market capitalizations which fall outside of the range of $250 million to $5 billion at the time of purchase as long as such investments are consistent with the fund's investment objective. The fund may invest up to 35% of its total assets in the equity securities of non-U.S. companies, including American or other Depository Receipts, rights, warrants, and the direct purchase of foreign securities. Equity securities in which the fund may invest include common stocks and securities convertible into common stocks. The fund utilizes an investment process that places primary emphasis on seeking to identify industries, rather than individual companies, as prospects for capital appreciation and whereby the Investment Manager seeks to invest assets of the fund in industries it considers to be attractive at the time of purchase and to sell those it considers overvalued. The Investment Manager will invest principally in those mid-cap companies that in the opinion of the Investment Manager have above-average relative growth potential. Mid-cap companies typically have a better growth potential than their large-cap counterparts because they are still in the early and more dynamic period of their corporate existences. Often mid-size companies and the industries in which they are focused are still evolving as opposed to the more mature industries served by large-cap companies. Moreover, mid-cap companies are not considered "emerging" stocks, nor are they as volatile as small-cap firms. This is due to the fact that mid-cap companies have increased liquidity, attributable to their larger market capitalization as well as longer and more established track records, and a stronger market presence and dominance than small-cap firms. Consequently, because of the better growth inherent in these companies and their industries, mid-cap companies offer superior return potential to large-cap companies, yet owing to their relatively larger size and better recognition in the investment community, they have a reduced risk profile compared to smaller, emerging or micro-cap companies.

    In selecting stocks within the mid-cap universe, the Investment Manager will use an industry approach that seeks to diversify the assets of the fund in approximately 18 to 35 industries. The fund will hold less than 5% of its net assets in any one security and will hold less than 10% of its net assets in any one industry. Companies will be selected based on at least three-year track records, and purchases will be primarily focused on companies that: (1) have the potential for above-average relative earnings growth; (2) are focused in industries that are rapidly expanding or have the potential to see increasing sales or earnings; (3) historically have had well-defined and recurring revenues; or (4) are attractive based on an assessment of private market or franchise values.

    After selection of the fund's target industries, specific company investments are selected. In this process, the Investment Manager seeks to identify companies whose prospects are deemed attractive on the basis of an evaluation of valuation screens and prospective company fundamentals. From the total of all companies included in the industry valuation process, the Investment Manager selects a limited number from each industry as representative of that industry. Such selections are made on the basis of various criteria, including size and quality of a company, the visibility of its earnings and various valuation parameters. Valuation screens may include dividend discount model values, price-to-book ratios, price-to-cash flow values, relative and absolute price-to-earnings ratios and ratios of price-earnings multiples to earnings growth. Price and earnings momentum ratings derived from external sources are also factored into the stock selection decision. Those companies which the Investment Manager believes to be attractive investments are finally selected for inclusion in the fund. For a discussion of the risks of mid-cap stocks, see "Risk Considerations and Investment Practices of the Underlying Funds" below.

    Common stocks, particularly those sought for possible capital appreciation, have historically experienced a great amount of price fluctuation. The Investment Manager believes it is desirable to attempt to reduce the risks of extreme price fluctuations even if such an attempt results, as it likely will at times, in reducing the probabilities of obtaining greater capital appreciation. Accordingly, the Investment Manager's investment process incorporates elements which may reduce, although certainly not eliminate, the volatility of a portfolio. The fund may hold a portion of its portfolio in investment grade fixed-income securities, including convertible securities, in an effort to moderate extremes of price fluctuation. The determination of the appropriate asset allocation as between equity and fixed-income investments will be made by the Investment Manager in its discretion, based upon its evaluation of economic and market conditions.

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. The investment objective of this fund is capital growth. The fund will invest primarily in common stock of companies in the natural resources and related areas, and will invest at least 65% of its net assets at all times, except for temporary and defensive purposes, in the securities of companies engaged in these areas. A portfolio company is considered to be so engaged when at least 50% of its assets and/or revenues are currently the result of ownership or development of assets in such areas. Such companies include those engaged in the exploration for and development, production and distribution of natural resources, in the development of energy-efficient technologies or in other natural resource-related supplies or services.

    The fund will seek capital growth by investing in securities of issuers believed to be responsive to domestic and world demand for natural resources. As a result of the challenges presented by natural resource needs, the fund believes that opportunities for growth can be found in securities of issuers which: (1) own or process natural resources, such as precious metals, other minerals, water, timberland and forest products; (2) own or produce sources of energy such as oil, natural gas, coal, uranium, geothermal, oil shale and biomass; (3) participate in the exploration for and development of natural resources supplies from new and conventional sources; (4) own or control oil, gas, or other mineral leases (which may not produce recoverable energy or resources), rights or royalty interests; (5) provide natural resources transportation, distribution or processing services, such as refining and pipeline services; (6) provide related services or supplies, such as drilling, well servicing, chemicals, parts and equipment; and (7) contribute energy-efficient technologies, such as systems for energy conversion, conservation and pollution control. Emphasis on natural resources may result in exposure of some portfolio companies to foreign political and currency risks and substantial price fluctuations.

    The fund may purchase zero coupon securities and private placements, may also purchase securities on a when issued or delayed delivery basis, may purchase or sell securities on a forward commitment basis and may purchase securities on a "when, as and if issued" basis, may enter into repurchase agreements and may invest in options and futures transactions all as described below under "Risk Considerations and Investment Practices of the Underlying Funds."

DEAN WITTER PACIFIC GROWTH FUND INC. The investment objective of this fund is to maximize capital appreciation. The fund seeks to achieve its investment objective by investing at least 65% of its total assets in securities issued by issuers located in Asia, Australia and New Zealand. Such issuers will include companies which are organized under the laws of an Asian country, Australia or New Zealand and have a principal office in an Asian country, Australia or New Zealand, or which derive 50% or more of their total revenues from business in an Asian country, Australia or New Zealand. The securities invested in will primarily consist of equity securities issued by companies based in Asian countries, Australia and New Zealand which the Investment Manager and/or Sub-Adviser believe are most likely to help the fund meet its investment objective, but may also include fixed-income securities issued or guaranteed by (or the direct obligations of) the governments of such countries (including zero coupon treasury securities), when it is deemed by the Investment Manager or Sub-Adviser that such investments are consistent with the fund's investment objective. The principal countries in which such issuers will be located are Japan, Australia, Malaysia, Singapore, Hong Kong, Thailand, the Philippines, Indonesia, Taiwan and South Korea. The fund may invest more than 25% of its total assets in Japan, reflecting the dominance of the Japanese stock market in the Pacific basin. The fund also may invest over 25% of its total assets in securities issued by issuers located in Hong Kong. The fund may also purchase securities issued by various agencies and instrumentalities of the U.S. Government and may invest up to 10% of its total assets in securities issued by other investment companies in order to participate in certain foreign markets where foreigners are prohibited from investing directly in the securities of foreign issuers.

    The remainder of the fund's portfolio equalling, at times, up to 35% of the fund's total assets, may be invested in equity and/or fixed-income and convertible securities issued by issuers located anywhere in the world, including the United States, subject to the fund's investment objective. In addition, this portion of the fund's portfolio will consist of various other financial instruments such as forward foreign exchange contracts, futures contracts and options (see below under "Risk Considerations and Investment Practices of the Underlying Funds").

    It is anticipated that the securities held by the fund in its portfolio will be denominated, principally, in the liquid Asian currencies and the Australian dollar. Such currencies include the Japanese yen, Malaysian ringgit, Singapore dollar, Hong Kong dollar, Thai baht, Philippine peso, Indonesia rupiah, Taiwan dollar and South Korean won. Securities of issuers within a given country may be denominated in the currency of a different country.

    The fund may also invest in securities of foreign issuers in the form of American Depository Receipts (ADRs) or other similar securities convertible into securities of foreign issuers (as described below under "Risk Considerations and Investment Practices of the Underlying Funds").

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST. The investment objective of this fund is long-term capital appreciation. The fund will attempt to achieve its investment objective by investing principally in the securities of foreign and domestic companies engaged in the exploration, mining, fabrication, processing, distribution or trading of precious metals and minerals or in companies engaged in financing, managing, controlling or operating companies engaged in these activities and also by investing a portion of its assets in gold, silver, platinum and palladium bullion and coins.

    Except during temporary defensive periods, the fund will invest at least 65% of its total assets in precious metals and minerals securities and precious metals bullion and coins as well as other precious metals-related investments (such as debt instruments indexed to or payable in precious metals warrants). This concentration policy is a fundamental policy of the fund.

    The precious metals and minerals securities in which the fund will invest include foreign and domestic common stocks, securities convertible into common stocks, preferred stocks, debt securities, precious metals indexed debt securities and options issued by companies engaged in the exploration, mining, fabricating, processing, distributing or trading of precious metals and minerals. A company will be considered to be principally engaged in such activities if it derives more than 50% of its income or devotes 50% or more of its assets to such activities.

    Up to 35% of the fund's total assets may be invested in (a) common stocks of companies that derive less than 50% of their income or devote 50% or less of their assets to precious metals and minerals activities, (b) long-term U.S. Government securities (securities guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities) (including zero coupon bonds) and (c) short-term money market instruments such as obligations of, or guaranteed by, the United States government, its agencies or instrumentalities (including zero coupon bonds); commercial paper; bankers' acceptances and certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $500 million or more; time deposits; or debt securities rated within the two highest grades by Moody's or S&P or, if not rated, are of comparable quality as determined by the Investment Manager and which mature within one year from the date of purchase. Investments in short-term money market instruments may equal more than 35% of the fund's assets during temporary defensive periods. Additionally, within the percentage limitation described above, up to 20% of the fund's total assets may be invested in long-term U.S. Government securities in order to offset the possible decline in the value of precious metals and precious metals securities during periods of low inflation rates.

    Because most of the world's gold production is outside of the United States, the fund expects that a majority of its assets will be invested in the securities of foreign issuers. The percentage of assets invested in particular countries or regions, however, will change from time to time according to the Investment Manager's judgement of their political stability and economic outlook. Under normal market conditions, the Fund intends to invest at least 30% of its assets in the securities of foreign issuers. Such securities may be in the form of ADRs, EDRs or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement with a European bank. Generally, ADRs in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in the European securities markets. In the event that ADRs or EDRs are not available for a particular security, the fund nevertheless may invest in that security. Such securities may or may not be listed on a foreign securities exchange.

    The fund will also invest a portion of its assets in gold, silver, platinum and palladium bullion and coins (or certificates, receipts or contracts representing ownership interests in these precious metals). While it is intended that no more than 25% of the fund's total assets will be invested in such bullion or coins, the fund's investment in bullion or coins may be further restricted in order to comply with regulations of states where the fund's shares are qualified for sale.

    Bullion and coins will only be bought from and sold to U.S. and foreign banks, regulated U.S. commodities exchanges, exchanges affiliated with a regulated U.S. stock exchange, and dealers who are members of, or affiliated with members of, a regulated U.S. commodities exchange, in accordance with applicable investment laws. Gold, silver, platinum and palladium bullion will not be purchased in any form that is not readily marketable. Coins will not be purchased for their numismatic value and will not be considered for purchase if they cannot be bought or sold in an active market. Any bullion or coins purchased by the fund will be delivered to and stored with a qualified custodian bank in the U.S. Investors should note that bullion and coins do not generate income, offering only the potential for capital appreciation or depreciation, and in these transactions the fund may encounter higher custody and transaction costs than those normally associated with the ownership of securities, as well as shipping and insurance costs. The fund may attempt to minimize the costs associated with actual custody of bullion or coins by the use of receipts or certificates representing ownership interests in these precious metals. The fund's Investment Manager believes that investments in precious metals themselves could serve to moderate fluctuations in the value of the fund's portfolio since at times the prices of precious metals have tended not to fluctuate as widely as the securities of issuers engaged in the mining of such metals.

    Investments related to gold and other precious metals and minerals are considered speculative and are impacted by a host of world-wide economic, financial and political factors. Prices of gold and other precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of these precious metals, changes in industrial and commercial demand, metal sales by governments, central banks or international agencies, investment speculation, monetary and other economic policies of various governments and governmental restrictions on the private ownership of certain precious metals and minerals. Additionally, the precious metals and minerals securities in which the fund may invest may not necessarily move in tandem with the prices of actual precious metals and minerals.

    At the present time, there are five major producers of gold bullion. In order of magnitude they are: the Republic of South Africa, the successor states of the former Soviet Union, Canada, the United States and Australia. Political and economic conditions in these countries may have a direct effect on the mining, distribution and price of gold and sales of central bank gold holdings.

    The fund may engage in options and futures transactions and forward currency exchange transactions, may purchase private placements, zero coupon securities, when, as and if issued securities, may purchase securities on a when-issued delayed delivery or forward commitment basis and may lend its portfolio securities. For a discussion of the risks of investing in these securities, see "Risk Considerations and Investment Practices of the Underlying Funds" below.

DEAN WITTER S&P 500 INDEX FUND. The investment objective of this fund is to provide investment results that, before expenses, correspond to the total return (I.E., the combination of capital changes and income) of the Standard & Poor's-Registered Trademark- 500 Composite Stock Price Index (the "S&P 500 Index").

    The fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its total assets in common stocks included in the S&P 500 Index in approximately the same weightings as the Index. The fund intends to invest in substantially all of the stocks that comprise the S&P 500 Index in approximately the same weightings as they are represented in the Index. The fund operates as a "straight" index fund and will not be actively managed; as such, adverse performance of a security will ordinarily not result in the elimination of the security from the fund's portfolio. The fund will remain invested in common stocks even when stock prices are generally falling. Ordinarily, portfolio securities will not be sold except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, including mergers, reorganizations and similar transactions, or as may be necessary to satisfy redemption requests.

    Over the long term, the Investment Manager seeks a correlation between the performance of the fund, before expenses, and that of the S&P 500 Index of 0.95 or better. A figure of 1.00 would indicate perfect correlation. The fund's ability to correlate its performance, before expenses, with the S&P 500 Index may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 Index is calculated and the timing of purchases and redemptions. The fund's ability to correlate its performance to the Index also depends to some extent on the size of the fund's portfolio and the size of cash flows into and out of the fund. To accommodate these cash flows, investment changes may be made to maintain the similarity of the fund's portfolio to the S&P 500 Index to the maximum practicable extent. The Investment Manager regularly monitors the correlation and, in the event the desired correlation is not achieved, the Investment Manager will determine what additional investment changes may need to be made.

STOCK INDEX FUTURES CONTRACTS. The fund may purchase and sell stock index futures contracts ("futures contracts") that are traded on U.S. commodity exchanges on the S&P 500 Index ("stock index" futures). As a futures contract purchaser, the fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The fund will purchase or sell stock index futures contracts for the following reasons: to simulate full investment in the S&P 500 Index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a futures contract is priced more attractively than stocks comprising the S&P 500 Index. The fund may enter into such instruments provided that not more than 5% of its assets are required as an initial margin deposit and provided that the contract prices of the stock index futures contracts do not exceed 20% of its total assets. While such instruments can be used as leveraged investments, the fund may not use them to leverage its assets.

ADDITIONAL INFORMATION CONCERNING THE S&P 500 INDEX. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange Inc. (the "NYSE"). Stocks in the S&P 500 Index are weighted according to their market capitalization (I.E., the number of shares outstanding multiplied by the stock's current price). The Investment Manager believes that the performance of the S&P 500 Index is representative of the performance of publicly traded common stocks in general. The composition of the S&P 500 Index is determined by S&P and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time.

    "Standard & Poor's-Registered Trademark-," "S&P-Registered Trademark-," "S&P 500-Registered Trademark-," "Standard & Poor's 500," and "500" are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw Hill Companies, Inc. ("Standard & Poor's") and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

    The fund may also invest in repurchase agreements, zero coupon securities and may lend its portfolio securities, as discussed under "Risk Considerations and Investment Practices of the Underlying Funds" below.

    The fund reserves the right to seek to achieve its investment objective by converting to a "master/feeder" fund structure.

DEAN WITTER SHORT-TERM BOND FUND. The investment objective of this fund is to provide investors with a high level of current income, consistent with the preservation of capital. The fund seeks to achieve its investment objective by investing in short-term, fixed-income securities with a dollar-weighted average portfolio maturity of less than three years. The fund may invest in nominally longer-term securities that have many of the characteristics of shorter-term securities which will be deemed to have maturities earlier than their ultimate maturity dates (E.G., securities with demand features). A substantial portion of the fund's portfolio will consist of fixed-income securities issued by U.S. corporate issuers and by the U.S. Government, its agencies and instrumentalities.

    Under normal market conditions, at least 65% of the fund's total assets will be invested in bonds (for purposes of this provision, debt securities, which had at time of issuance a maturity of greater than one year, are defined as "bonds"). Furthermore, a portion of the fund's portfolio (up to 25% of the fund's total assets) may be invested in fixed-income securities issued by foreign corporate and government issuers.

    The fund is designed for the investor who seeks a higher yield than a money market fund and less fluctuation in net asset value than a longer-term bond fund. In addition, while an investment in the fund is not federally insured and there is no guarantee of price stability (the fund is not a money market fund with a virtually constant net asset value per share), an investment in the fund--unlike a certificate of deposit ("CD")--is not frozen for any specific period of time, may be redeemed at any time without incurring early withdrawal penalties, and may also provide a higher yield.

    The non-governmental debt securities in which the fund will invest will include: (a) corporate debt securities, including bonds, notes and commercial paper, rated in the four highest categories by a nationally recognized statistical rating organization ("NRSRO") including Moody's, S&P, Duff and Phelps, Inc. and Fitch Investors Service, Inc.; (b) bank obligations, including CDs, bankers' acceptances and time deposits, issued by banks with a long-term CD rating in one of the four highest categories by a NRSRO; and (c) investment grade fixed-rate and adjustable rate Mortgage-Backed and Asset-Backed securities of corporate issuers. Investments in securities rated within the four highest rating categories by a NRSRO are considered "investment grade." However, such securities rated within the fourth highest rating category by a NRSRO may have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. Where a fixed-income security is not rated by a NRSRO (as may be the case with a foreign security) the Investment Manager will make a determination of its creditworthiness and may deem it to be investment grade.

    The fund may also invest in preferred stocks rated in one of the four highest categories by a NRSRO.

    Up to 5% of the fund's net assets may be invested in fixed-income securities rated below investment grade. Such lower-rated securities are considered to be speculative investments and, while producing higher yields than investment grade securities, are subject to greater credit risks. The fund does not have any minimum quality rating standards with respect to this portion of its portfolio. If an investment grade fixed-income security held by the fund is downgraded by a rating agency to a grade below investment grade, the fund may retain such security in its portfolio unless such downgraded security, together with all other non-investment grade fixed-income securities held by the fund constitute, in the aggregate, more than 5% of the fund's net assets. In such event, the Investment Manager will seek to sell such securities from its portfolio, as soon as is reasonably practicable, in sufficient amounts to reduce this total to below 5% of its net assets. A description of fixed-income security ratings is contained in the Appendix to the Statement of Additional Information.

    The United States Government securities (including zero coupon securities) in which the fund will invest include securities which are direct obligations of the United States Government, such as United States treasury bills, and which are backed by the full faith and credit of the United States; securities which are backed by the full faith and credit of the United States but which are obligations of a United States agency or instrumentality (E.G., obligations of the Government National Mortgage Association); securities issued by a United States agency or instrumentality which has the right to borrow, to meet its obligations, from an existing line of credit with the United States Treasury (E.G., obligations of the Federal National Mortgage Association); securities issued by a United States agency or instrumentality which is backed by the credit of the issuing agency or instrumentality (E.G., obligations of the Federal Farm Credit System); and governmentally issued mortgage-backed securities.

    In addition, as stated above, up to 25% of the fund's total assets may be invested in securities issued by foreign corporations and governments and their agencies and instrumentalities. Such securities may be denominated in foreign currencies. The principal foreign currencies in which such securities will be denominated are: the Australian dollar; Deutsche mark; Japanese yen; French franc; British pound; Canadian dollar; Mexican peso; Swiss franc; Dutch guilder; Austrian schilling; Spanish Peseta; Swedish Krona; and European Currency Unit. The fund will only invest in foreign securities which are rated by a NRSRO as investment grade or which, if unrated, are deemed by the Investment Manager to be of investment grade creditworthiness.

    The fund may also purchase foreign securities, repurchase agreements, when, as and if issued securities, zero coupon securities, may purchase securities on a when-issued delayed delivery or forward commitment basis and may lend its portfolio securities. For a discussion of the risks of investing in these securities, see "Risk Considerations and Investment Practices of the Underlying Funds" below.

DEAN WITTER SPECIAL VALUE FUND. The investment objective of this fund is long-term capital appreciation. This fund seeks to achieve its objectives by investing primarily in equity securities issued by companies whose equity market capitalization, at the time of purchase, falls within the range of $100 million to $1 billion and that, in the opinion of the Investment Manager, appear undervalued relative to the marketplace or to investments in similar companies. Under normal market conditions, the fund will invest at least 65% of its total assets in common stocks issued by these small-sized companies. Up to 35% of the fund's total assets may be invested in common stocks not meeting the foregoing small company equity market parameters, in debt or preferred equity securities convertible into or exchangeable for equity securities, in non-convertible debt or preferred equity securities, and in rights and warrants.

    The Investment Manager intends to pursue a value-oriented approach in selecting securities for the fund's portfolio. This approach seeks to identify securities whose market value, in the Investment Manager's view, is less than their intrinsic value. The Investment Manager believes that securities of certain small companies often trade at a discount from their intrinsic value (sometimes also referred to as "business value" or "investment worth").

    Stocks of small companies are often under-researched and not widely recognized by stock analysts or the financial press and, as a result, may be less efficiently priced than larger, better-known companies. In addition, small companies may have other unique attributes which make them relatively undervalued in the market place compared to other similar larger companies. The Investment Manager will attempt to identify and invest in such securities for the fund with the expectation that the "value discount" may narrow over time and lead to capital appreciation for the fund.

    As part of the value-oriented approach, the Investment Manager, based on research and analysis, will seek to identify companies with attributes which the Investment Manager believes provide growth opportunities but are not fairly valued in the market place. Such attributes may include, among other things, one or more of the following: valuable franchises or other intangibles; ownership of valuable trademarks or trade names; control of distribution networks or of other market share for particular products; ownership of real estate, the value of which is understated; underutilized liquidity and other factors that would identify the issuer as a potential takeover target or turnaround candidate.

    In addition to, or instead of, seeking companies with attributes such as those described above, the Investment Manager may select securities for investment by the fund on the basis of the Investment Manager's belief that the potential exists for some catalyst to cause a stock's price to rise. Such a catalyst might include, among other things, one or more of the following: increased investor attention, asset sales, corporate restructurings or reorganizations, a cyclical turnaround of a depressed business or industry, a new product/innovation, or significant changes in management and regulatory or environmental shifts.

    In its security selection process, the Investment Manager will focus initially on securities with market-to-book ratios and price-earnings ratios which are lower than those of the general market averages or those of securities of similar companies, although the fund is not restricted to selecting only securities with those characteristics if other indicators of a value discount exist. In evaluating a company as a potential investment of the fund, the Investment Manager will consider factors such as the company's dividend yield (if any), growth in sales, balance sheet, average sales-per-share, cash flow per share, management capabilities, attractiveness of business opportunities, pricing flexibility, financial and accounting practices and an ability or prospects to increase revenues, earning and cash flow, and profitability, in an effort to determine whether the company's intrinsic value is greater than its market price.

    The fund's strategy of investing in small companies will involve investment in a large number of portfolio securities which may be volatile and long-term in nature. Such investments may include "micro-cap" companies (generally, companies with equity market capitalization of less than $150 million) which represent some of the smallest and least liquid equity securities in the U.S. markets. An investment in the fund, therefore, should be considered a long-term holding and not a complete investment program and may not be suitable for all investors, For a further discussion of the risks of investing in smaller companies, see "Risk Considerations and Investment Practices of the Underlying Funds" below.

    Fixed-income securities in which the fund may invest include corporate notes and bonds and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. The non-governmental debt securities in which the fund will invest will include: (a) corporate debt securities, including bonds, notes and commercial paper, rated in the four highest categories by a NRSRO including Moody's, S&P, Duff and Phelps, Inc. and Fitch Investors Service, Inc., or, if unrated, of comparable quality as determined by the Investment Manager, and (b) bank obligations, including CDs, banker's acceptances and time deposits, issued by banks with a long-term CD rating in one of the four highest categories by a NRSRO. Investments in securities rated within the four highest rating categories by a NRSRO are considered "investment grade." However, such securities rated within the fourth highest rating category by a NRSRO have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken the capacity of their issuers to make principal and interest payments than would be the case with investments in securities with higher credit ratings. Where a fixed-income security is not rated by a NRSRO, the Investment Manager will make a determination of its creditworthiness and may deem it to be investment grade.

    This fund also may invest up to 20% of its total assets in convertible fixed-income securities rated below investment grade or, if unrated, of comparable quality as determined by the Investment Manager. In addition, the fund may invest up to 5% of its total assets in non-convertible fixed-income securities rated below investment grade or, if unrated, of comparable quality as determined by the Investment Manager. Securities below investment grade are the equivalent of high yield, high risk bonds (commonly known as " junk bonds"). The fund will not invest in fixed-income securities that are in default in payment of principal or interest. In the event that the fund's investments in securities rated below investment grade, including downgraded securities, constitute more than 20% (in the case of convertible fixed-income securities) or 5% (in the case of non-convertible fixed-income securities) of the fund's total assets, the fund will seek immediately to sell sufficient securities to reduce the total to below the applicable percentage. See "Risk Considerations and Investment Practices of the Underlying Funds" below for a discussion of the risks of investing in lower-rated and unrated fixed-income securities and the Appendix to the Statement of Additional Information for a description of fixed-income security ratings.

    The U.S. Government securities in which the fund may invest include securities which are direct obligations of the United States Government, such as United States treasury bills, notes and bonds, and which are backed by the full faith and credit of the United States; securities which are backed by the full faith and credit of the United States but which are obligations of a United States agency or instrumentality (E.G., obligations of the Government National Mortgage Association); securities issued by a United States agency or instrumentality which has the right to borrow, to meet its obligations, from an existing line of credit with the

United States Treasury (E.G., obligations of the Federal National Mortgage Association); securities issued by the United States agency or instrumentality which is backed by the credit of the issuing agency or instrumentality (E.G., obligations of the Federal Farm Credit System).

    Money market instruments in which the fund may invest include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (Treasury bills, notes and bonds, including zero coupon securities); bank obligations; Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the four highest grades by Moody's or S&P or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's. Such securities may be used to invest uncommitted cash balances.

    There may be periods during which, in the opinion of the Investment Manager, market conditions warrant reduction of some of all of the fund's securities holdings. During such periods, the fund may adopt a temporary "defensive" posture in which up to 100% of its total assets is invested in money market instruments or cash.

    The fund may invest in American Depository Receipts and securities of Canadian issuers registered under the Securities Act of 1934, but under current policy the fund will not otherwise invest in foreign securities. The fund may also purchase and sell futures contracts on stock indexes, may invest in repurchase agreements, private placements, zero coupon securities and real estate investment trusts, may purchase securities on a when-issued, delayed delivery or forward commitment basis, may purchase securities on a "when, as and if issued" basis, and may lend its portfolio securities, as discussed under "Risk Considerations and Investment Practices of the Underlying Funds" below.

    The fund intends to suspend the offering of its shares to new investors whenever the Investment Manager determines that doing so is in the best interests of prudent portfolio management. During any such suspension, current shareholders of the fund will continue to be able to purchase additional fund shares. The fund currently anticipates suspending the offering of its shares to new investors if its net assets reach a level of approximately $250 million, unless the Investment Manager determines that the continued offering of the fund's shares is consistent at that time with prudent portfolio management. Subsequently, the fund may recommence offering its shares to new investors from time to time as may be consistent with prudent portfolio management.

DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST. The investment objective of this fund is high current income consistent with safety of principal. The fund seeks to achieve its objective by investing in obligations issued or guaranteed by the U.S. Government or its instrumentalities ("U.S. Government securities"). All such obligations are backed by the "full faith and credit" of the United States. Investments may be made in obligations of instrumentalities of the U.S. Government only where such obligations are guaranteed by the U.S. Government.

    U.S. Government securities include U.S. Treasury securities consisting of Treasury bills, Treasury notes and Treasury bonds. Some of the other U.S. Government securities in which the fund may invest include securities of the Federal Housing Administration, the Government National Mortgage Association, the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Maritime Administration, Resolution Funding Corporation and the Small Business Administration. The maturities of such securities usually range from three months to thirty years.

    The fund is not limited as to the maturities of the U.S. Government securities in which it may invest, except that the fund will not purchase zero coupon securities with remaining maturities of longer than ten years. For a discussion of the risks of investing in U.S. Government securities (including such securities purchased on a when-issued, delayed delivery or firm commitment basis and zero coupon securities), see "Risk Considerations and Investment Practices of the Underlying Funds" below.

    While the fund has the ability to invest in any securities backed by the full faith and credit of the United States, it is currently anticipated that a substantial portion of the fund's assets will be invested in Certificates of the Government National Mortgage Association (GNMA). Should market or economic conditions warrant, this policy is subject to change at any time at the discretion of the Investment Manager.

    Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Reinvestment by the fund of prepayments may occur at higher or lower interest rates than the original investment. Historically, actual average life has been consistent with the twelve-year assumption referred to above. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificates. Interest on GNMA Certificates is paid monthly rather than semi-annually as for traditional bonds.

    The fund will invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by United States governmental or private lenders such as banks, broker-dealers and financing corporations and guaranteed, to the extent provided in such securities, by the United States Government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The guaranteed mortgage pass-through securities in which the fund may invest include those issued or guaranteed by GNMA or other entities which securities are backed by the full faith and credit of the United States.

    Certificates for mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, "modified pass-through" instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

    The fund may also invest in adjustable rate mortgage securities ("ARMs"), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve or thirteen scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

    The fund may also invest in collateralized mortgage obligations or "CMOs" which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. However, the fund will only invest in CMOs which are backed by the full faith and credit of the United States.

    The fund also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

    For a discussion of the risks of investing in mortgage-backed securities, see "Risk Considerations and Investment Practices of the Underlying Funds" below.

DEAN WITTER UTILITIES FUND. The investment objective of this fund is to provide current income and long-term growth of income and capital. The fund seeks to achieve its investment objective by investing primarily in equity and fixed-income securities of companies engaged in the public utilities industry. The term "public utilities industry" consists of companies engaged in the manufacture, production, generation, transmission, sale and distribution of gas and electric energy, as well as companies engaged in the communications field, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, but excluding public broadcasting companies.

    The fund invests in both equity securities (common stocks and securities convertible into common stock) and fixed income securities (bonds and preferred stock) in the public utilities industry. The fund does not have any set policies to concentrate within any particular segment of the utilities industry.

    Fixed-income securities in which the fund may invest are debt securities and preferred stocks, which are rated at the time of purchase Baa or better by Moody's or BBB or better by S&P, or which, if unrated, are deemed to be of comparable quality by the fund's Trustees. The fund may also purchase equity and fixed-income securities issued by foreign issuers.

    Investments in fixed-income securities rated either BBB by S&P or Baa by Moody's (the lowest credit ratings designated "investment grade") may have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. If a fixed-income security held by the fund is rated BBB or Baa and is subsequently downgraded by a rating agency, the fund will retain such security in its portfolio until the Investment Manager determines that it is practicable to sell the security without undue market or tax consequences to the fund. In the event that such downgraded securities constitute 5% or more of the fund's total assets, the Investment Manager will sell immediately securities sufficient to reduce the total to below 5%.

    While the fund will invest primarily in the securities of public utility companies, under ordinary circumstances it may invest up to 35% of its total assets in U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities), money market instruments and repurchase agreements. U.S. Government securities in which the fund may invest include zero coupon securities.

    There may be periods during which, in the opinion of the Investment Manager, market conditions warrant reduction of some or all of the fund's securities holdings. During such periods, the fund may adopt a temporary "defensive" posture in which greater than 35% of its net assets are invested in cash or money market instruments.

    The fund may invest in securities of foreign companies, may purchase private placements, zero coupon securities, when, as and if issued securities, may enter into repurchase agreements, may purchase securities on a when-issued delayed delivery or forward commitment basis and may lend its portfolio securities. For a discussion of the risks of investing in these securities, see "Risk Considerations and Investment Practices of the Underlying Funds" below.

DEAN WITTER VALUE-ADDED MARKET SERIES--EQUITY PORTFOLIO. The investment objective of the Equity Portfolio, currently this fund's single investment portfolio, is to achieve a high level of total return on its assets through a combination of capital appreciation and current income. The fund will seek to attain the Equity Portfolio's investment objective by investing on an equally-weighted basis in a diversified portfolio of common stocks of the companies which are included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). The S&P 500 Index consists of 500 common stocks selected by S&P, most of which are listed on the New York Stock Exchange. Inclusion of a stock in the S&P 500 Index implies no opinion by S&P as to the quality of the stock as an investment. The S&P 500 Index is determined, composed and calculated by S&P without regard to the fund. S&P is neither a sponsor of, nor in any way affiliated with, the fund, and S&P makes no representation or warranty, express or implied, on the advisability of investing in the fund or as to the ability of the S&P Index to track general stock market performance, and S&P disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P Index or any data included therein. S&P has no connection with the fund other than the licensing to the Investment Manager of the use of the S&P 500 Index in connection with the fund.

    The fund invests in the stocks included in the S&P 500 Index on an equally-weighted basis; that is, to the extent practicable and subject to the specific investment policies and restrictions described below, an equal portion of the fund's assets is invested in each of the 500 securities in the S&P 500 Index. This differs from the S&P 500 Index and nearly all other major indexes, which generally are weighted on a market-capitalization basis. For example, the 50 largest capitalization issuers in the S&P 500 Index represent approximately 45% of the S&P 500 Index. However, in accordance with its investment policies, the fund will strive to maintain each stock holding equally, so that, subject to the specific investment policies and investment restrictions described below, approximately 0.20 of 1% of the fund's total invested assets will be invested in each of the 500 companies included in the S&P 500 Index. The equal-weighting technique is based on the Investment Manager's statistical analysis that most portfolio performance is usually generated by only one-quarter to one-third of the portfolio. Since there is no certainty that any specific company or industry selection, even within a broad-based index such as the S&P 500 Index, will achieve superior performance, the Investment Manager believes equal-weighting may benefit the fund in seeking to attain its investment objective.

    The holdings of the fund will be adjusted by the Investment Manager not less than quarterly to reflect changes in the fund's asset levels and in the relative values of the common stocks in the fund's portfolio so that following each adjustment the value of the fund's investment in each security will be equal to the extent practicable. In addition, whenever a company is eliminated from or added to the S&P 500 Index, the fund will sell or purchase the stock of such company, as the case may be, as soon as practicable. Accordingly, securities may be purchased and sold by the fund when such purchases and sales would not be made under traditional investment criteria.

    In addition, the Investment Manager may eliminate one or more securities (or elect not to increase the fund's position in such securities), notwithstanding the continued listing of such securities in the S&P 500 Index, in the following circumstances: (a) the stock is no longer publicly traded, such as in the case of a leveraged buyout or merger; (b) an unexpected adverse development with respect to a company, such as bankruptcy or insolvency; (c) in the view of the Investment Manager, there is a high degree of risk with respect to a company that bankruptcy or insolvency will occur; or (d) in the view of the Investment Manager, based on its consideration of the price of a company's securities, the depth of the market in those securities and the amount of those securities held or to be held by the fund, retaining shares of a company or making any additional purchases would be inadvisable because of liquidity risks. The Investment Manager will monitor on an ongoing basis all companies falling within any of the circumstances described in this paragraph, and will return such company's shares to the fund's portfolio, or recommence purchases, when and if those conditions cease to exist.

MORGAN STANLEY DEAN WITTER COMPETITIVE EDGE FUND. This fund currently consists of two separate portfolios, each of which is operated as an open-end, diversified management investment company. The investment objective of the portfolio contained in the fund's current Prospectus, the "Best

Ideas" Portfolio (the " 'Best Ideas' Portfolio" or the "Portfolio"), is long-term capital growth.

    The "Best Ideas" Portfolio seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in the common stock (including depository receipts, such as ADRs or EDRs) of U.S. and non-U.S. companies included in the "Best Ideas" subgroup of "Global Investing:
The Competitive Edge," a research compilation assembled and maintained by Morgan Stanley Dean Witter Equity Research ("MSDW Equity Research") and such Supplemental Securities (as defined below) chosen by the Investment Manager.

MSDW EQUITY RESEARCH. MSDW Equity Research is recognized as a world leader in global financial research and provides comprehensive research and in-depth knowledge about general markets and specific companies from around the world. It believes that companies with a sustainable competitive edge in the operations of their businesses are worth more than their weaker competitors. Through its on-going research and analysis, MSDW Equity Research has developed and undertaken a comprehensive study which it calls "Global Investing: The Competitive Edge" which represents the list of those companies.

    Specifically, MSDW Equity Research group's research analysts and strategists presently evaluate approximately 2,000 companies in 21 industry sectors worldwide (the "MSDW Covered Securities"). An initial comprehensive review was conducted in October 1996 and identified 238 companies from the MSDW Covered Securities (then nearly 1,650) as having a long-term sustainable competitive advantage in the global arena (the "Competitive Edge List"). The criteria used to select companies that have a global competitive advantage vary according to industry sector. The Competitive Edge List is currently updated annually. From the Competitive Edge List, MSDW Equity Research then assembled a subgroup of 40 companies which it considered at that time to be the most attractive investment opportunities of the companies identified as having a long-term sustainable competitive advantage in the global arena (the "Competitive Edge 'Best Ideas' List"). MSDW Equity Research's Competitive Edge List and Competitive Edge "Best Ideas" List are not compiled with any particular client or product in mind and are not, and will not be, compiled with the fund in mind. When selecting the companies for its Competitive Edge "Best Ideas" List, MSDW Equity Research does not take into account country or currency risk, and country or industry sector diversification concerns. MSDW publishes other lists of recommended securities that could be appropriate for Portfolio investors but which will not be used by the Investment Manager for choosing securities for the Portfolio. MSDW could at any time cease publishing the Competitive Edge List and the Competitive Edge "Best Ideas" List. In that event the Board of Trustees will make a determination of how to proceed in the best interests of shareholders of the Portfolio consistent with the Portfolio's investment objective. A list of the companies contained on the Competitive Edge "Best Ideas" List as of September 30, 1997 is set forth in the fund's Statement of Additional Information. The Competitive Edge "Best Ideas" List is currently updated by MSDW Equity Research quarterly.

    In accordance with the Portfolio's investment restrictions described below, the Portfolio will not invest 25% or more of the value of its total assets in any one industry. In addition, as the Portfolio principally invests in the securities of companies on the Competitive Edge "Best Ideas" List, which currently consists of only 40 companies, the Portfolio will invest in a relatively small universe of securities. Accordingly, the Portfolio may be highly invested in any one industry or country. It is the intention of the Investment Manager that at least 1% and not more than 5% of the Portfolio's net assets will be invested in each company on the Competitive Edge "Best Ideas" List, determined at the time of investment and subject to the specific investment policies and restrictions described below. However, the Investment Manager may eliminate or reduce its investment in any company on the Competitive Edge "Best Ideas" List below 1% of the Portfolio's net assets, in the following circumstances: (a) the stock is no longer publicly traded, such as in the case of a leveraged buyout or merger; (b) in the view of the Investment Manager, there is a material adverse development with respect to a company, including but not limited to the downgrading of the company's rating by MSDW Equity Research;
(c) concerns that, in view of the price of the company's securities, the depth of the market in those securities and the amount of those securities held or to be held by the Portfolio, retaining shares of that company or making additional purchases would be inadvisable because of liquidity concerns; or (d) the diversification and other requirements that apply to registered investment companies. The Investment Manager will monitor on an ongoing basis all companies falling within any of the circumstances described in this paragraph, and may increase the Portfolio's holdings in such company's shares when and if those conditions cease to exist. The Portfolio will purchase any security which is added to the Competitive Edge "Best Ideas" List, and will sell a security which is eliminated from the Competitive Edge "Best Ideas" List and any related Supplemental Security (as defined below), as soon as practicable after the Competitive Edge "Best Ideas" List has been updated by MSDW Equity Research, unless the Investment Manager decides to hold such security as a Supplemental Security. Accordingly, securities may be purchased and sold by the Portfolio when such purchases and sales would not be made under traditional investment criteria. The Investment Manager will not have access to the Competitive Edge "Best Ideas" List prior to its quarterly update by MSDW Equity Research.

    While the Portfolio intends to invest in securities on the Competitive Edge "Best Ideas" List, the Portfolio may purchase one or more supplemental securities ("Supplemental Securities") that are not included on the Competitive Edge "Best Ideas" List but are on the Competitive Edge List or, in the event no suitable securities are on the Competitive Edge List, such other securities deemed suitable by the Investment Manager. Supplemental Securities will generally be selected by the Investment Manager from the same or similar industry sector as the security which they are supplementing or replacing. Accordingly, the Portfolio's holdings may not be limited to those on the Competitive Edge "Best Ideas" List. While there is no limit on the total number of Supplemental Securities that the Portfolio may hold, Supplemental Securities and all other securities that are not on the Competitive Edge "Best Ideas" List generally will not exceed 35% of the Portfolio's total assets. In addition, each security on the Competitive Edge "Best Ideas" List which is supplemented or replaced, together with its corresponding Supplemental Securities, will have a combined weighting of no more than 5% of the Portfolio's net assets, determined at the time of investment.

    The Portfolio may invest up to 20% of its total assets in money market instruments or cash. The money market instruments in which the Portfolio may invest are securities issued or guaranteed by the U.S. Government (Treasury bills, notes and bonds (including zero coupon securities)) American bank obligations; Eurodollar certificates of deposit; obligations of American savings institutions; fully insured certificates of deposit; and commercial paper of American issuers rated within the two highest grades by Moody's or S&P or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.

    There may be periods during which market conditions warrant reduction of some or all of the Portfolio's securities holdings. During such periods, the Portfolio may adopt a temporary "defensive" posture in which up to 100% of the Portfolio's net assets are invested in cash or money market instruments.

COMPETITIVE EDGE "BEST IDEAS" SELECTION. The net asset value of the Portfolio will fluctuate depending upon, among other things, the performance of the securities included on the Competitive Edge "Best Ideas" List, which currently consists of 40 companies and which is only updated quarterly. The Portfolio is subject to all the risks associated with investing in a small universe of securities. There can be no assurance that the securities contained in the Competitive Edge "Best Ideas" List will perform as anticipated. The selection of companies on the Competitive Edge "Best Ideas" List is a subjective determination by MSDW Equity Research. Past performance of the securities and issuers included in the Competitive Edge "Best Ideas" List cannot be used to predict future results of the Portfolio, which is actively managed by the Investment Manager and the results of which are expected to vary from the performance of the Competitive Edge "Best Ideas" List.

POTENTIAL INVESTMENT RESTRICTIONS. The activities of an affiliate of the Investment Manager, including but not limited to Dean Witter Reynolds Inc. ("DWR") or Morgan Stanley & Co. Incorporated ("Morgan Stanley"), may from time to time limit the Portfolio's ability to purchase or sell securities on the Competitive Edge "Best Ideas" List. For instance, when DWR or Morgan Stanley or one of their affiliates is engaged in an underwriting or other distribution of stock of an issuer, the Investment Manager may be prohibited from purchasing the stock of that issuer for the Portfolio. In addition, the Competitive Edge "Best Ideas" List is available to other clients of MSDW and its affiliates, including the Investment Manager, as well as the Portfolio. The lists are also subject to restrictions related to MSDW's other businesses and particular securities may or may not be on the lists due to other business concerns of, or legal restrictions applicable to, MSDW.

    As a diversified financial services firm, with three primary businesses--securities, asset management and credit services, MSDW provides a wide range of financial services to issuers of securities and investors in securities. MSDW and others associated with it may create markets or specialize in, have positions in and affect transactions in securities of companies included on its research lists and may also perform or seek to perform investment banking services for those companies. Within the last three years MSDW may have managed or co-managed public security offerings for companies included on their research lists, and they or their employees may have a long or short position on holdings in the securities, or options on securities, or other related investments of companies included on their research lists.

    The Best Ideas Portfolio may invest in foreign securities and private placements, may engage in options and futures transactions, may enter into forward foreign currency exchange contracts, may enter into repurchase agreements, may enter into repurchase agreements and may lend its portfolio securities. For a discussion of the risks of investing in these securities, see "Risk Considerations and Investment Practices of the Underlying Funds" below.

MORGAN STANLEY DEAN WITTER GROWTH FUND. The investment objective of this fund is long-term growth of capital. The fund invests primarily in common stocks and securities convertible into common stocks of companies which offer the prospect for growth of earnings. The fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in common stocks and convertible securities. There are no minimum rating or quality requirements with respect to convertible securities in which the fund may invest and, thus, all or some of such securities may be below investment grade. See the Appendix to the Statement of Additional Information for a discussion of ratings of fixed-income securities.

    The Sub-Adviser invests the fund's assets by pursuing its "equity growth" philosophy. That strategy involves a two-step process to achieve value for the fund's shareholders by taking advantage of unrecognized appreciation potential created by changes in the economic, social and political environments. Pursuant to its approach, the Sub-Adviser emphasizes individual security selection. Individual companies are chosen for investment by the fund, based on factors including but not limited to: potential growth in earnings and dividends; quality of management; new products and/or new markets; research and development capabilities; historical rate of return on equity and invested capital; cash flow and balance sheet strength; and forcing value through company initiatives such as cost reduction or share repurchase. As a second step, the Sub-Adviser considers the weightings that the selected companies and industries will have in the portfolio.

    The fund intends to invest primarily, but not exclusively, in companies having stock market capitalizations (calculated by multiplying the number of outstanding shares of a company by the current market price) of at least $1 billion. The Sub-Adviser anticipates that the fund will focus its investments in fewer than 100 companies, although the Sub-Adviser continuously monitors up to 250 companies for possible investment by the fund. The fund's holdings are changed by the Sub-Adviser as warranted based on changes in the overall market or economic environment, as well as factors specific to particular companies.

    While the fund invests primarily in common stocks and securities convertible into common stock, under ordinary circumstances it may invest up to 35% of its total assets in money market instruments, which are short-term (maturities of up to thirteen months) fixed-income securities issued by private and governmental institutions. Money market instruments in which the fund may invest are securities issued or guaranteed by the U.S. Government or its agencies (Treasury bills, notes and bonds); obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more; Eurodollar certificates of deposit; obligations of savings banks and savings and loan associations having total assets of $1 billion or more; fully insured certificates of deposit; and commercial paper rated within the two highest grades by Moody's S&P or, if not rated, issued by a company having an outstanding debt issue rated AAA by S&P or Aaa by Moody's.

    There may be periods during which, in the opinion of the Investment Manager or Sub-Adviser, market conditions warrant reduction of some or all of the fund's securities holdings. During such periods, the fund may adopt a temporary "defensive" posture in which greater than 35% and, in some circumstances up to 100%, of its assets is invested in money market instruments or cash.

    The fund is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (the "Act"), and as such is not limited by the Act in the proportion of its assets that it may invest in the obligations of a single issuer. However, the fund intends to conduct its operations so as to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. See "Dividends, Distributions and Taxes." In order to qualify, among other requirements, the fund will limit its investments so that at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets not more than 5% will be invested in the securities of a single issuer and the fund will not own more than 10% of the outstanding voting securities of a single issuer. To the extent that a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company. The limitations described in this paragraph are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised.

    The fund may also invest in real estate investment trusts, private placements and restricted securities and zero coupon securities, may enter into repurchase agreements, may engage in options and futures transactions and may purchase securities on a when-issued, delayed delivery basis and on a when, as and if issued basis. For a discussion of the risks of investing in these securities, see "Risk Considerations and Investment Practices of the Underlying Funds" below.

MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES. The investment objective of this fund is to seek total return. Total return consists of capital appreciation (including realized and unrealized capital gains and losses) and current income (including dividends, interest and, in the case of discounted instruments, discount accruals).

    The fund seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of domestic and foreign equity securities of companies whose capitalization falls within the range of companies comprising the Standard & Poor's Mid-Cap 400 Index ("S&P 400"), which capitalization range is approximately between $220 million and $13 billion as of February 24, 1998, and that currently pay dividends and that have the potential for increasing dividends. The fund may invest up to 35% of its total assets in common stocks of U.S. companies that fall outside the range of mid-cap securities or in non-dividend paying mid-cap securities and in U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities), investment grade corporate debt securities and/or money market instruments when, in the opinion of the Investment Manager, the projected total return on such securities is equal to or greater than the expected total return on equity securities or when such holdings might be expected to reduce the volatility of the portfolio (for purposes of this provision, the term "total return" means the difference between the cost of a security and the aggregate of its market value and dividends received); or in money market instruments under any one or more of the following circumstances: (i) pending investment of proceeds of sale of the fund's shares or of portfolio securities; (ii) pending settlement of purchases of portfolio securities; or (iii) to maintain liquidity for the purpose of meeting anticipated redemptions. The fund may also invest up to 35% of its net assets in convertible bonds or preferred stocks that are convertible into common stock, or in rights and warrants, so long as each such investment is consistent with the fund's investment objective. There are no minimum rating or quality requirements with respect to convertible securities in which the fund may invest and, thus, all or some of such securities may be below investment grade. The fund will not invest in convertible securities that are in default in payment of principal or interest.

    In the opinion of the Investment Manager, mid-cap companies typically have a better growth potential than their large-cap counterparts because they are still in the early and more dynamic period of their corporate existences. Often mid-size companies and the industries in which they are focused are still evolving as opposed to the more mature industries served by large-cap companies. Moreover, mid-cap companies are not considered "emerging" stocks, nor are they as volatile as small-cap firms. This is because mid-cap companies have increased liquidity, attributable to their larger market capitalization as well as longer and more established track records, and a stronger market presence and dominance than small-cap firms. Consequently, because of the better growth inherent in these companies, and their industries, mid-cap companies offer superior return potential to large-cap companies, albeit with greater risk, yet owing to their relatively larger size and better recognition in the investment community, they have a reduced risk profile compared to smaller, emerging or micro-cap companies, but offer less opportunity for capital appreciation.

    The fund may invest up to 25% of the value of its total assets, at the time of purchase, in equity securities, rights and warrants issued by foreign issuers. The fund will invest in foreign securities whose market capitalization is within the range of the companies comprising the S&P 400. Although certain of these securities may not be mid-cap companies in the foreign markets in which they trade, they will be included in the mid-cap securities in which the fund may invest. Such investments may also be in the form of ADRs, EDRs or other similar securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. The fund's investments in unlisted foreign securities are subject to the fund's overall policy limiting its investment in illiquid securities to 15% or less of its net assets.

    Notwithstanding the fund's investment objective of seeking total return, the fund may, for defensive purposes, without limitation, invest in: obligations of the United States Government, its agencies or instrumentalities; cash & cash equivalents in major currencies; repurchase agreements; zero coupon securities; money market instruments; and commercial paper.

    The fund may also invest in private placements and restricted securities, zero coupon securities and real estate investment trusts and may purchase securities on a when-issued delayed delivery basis or on a when, as and if issued basis and may lend its portfolio securities. For a discussion of the risks of investing in these securities, see "Risk Considerations and Investment Practices of the Underlying Funds" below.

RISK CONSIDERATIONS AND INVESTMENT PRACTICES OF THE UNDERLYING FUNDS

The net asset value of each Portfolio of the Fund's shares will fluctuate with changes in the market value of the Fund's portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market or political factors which cannot be predicted. At times, purchases or redemptions of the Underlying Funds by the Fund could adversely impact the Underlying Fund. An Underlying Fund may be required to sell securities at inopportune times in order to meet Fund redemption requests. In addition, there may be tax consequences associated with sales of securities and such sales may also increase transaction costs. The Investment Manager will seek to minimize the impact of allocation decisions on the Underlying Funds and may, at times, allocate or re-allocate assets in greater or lesser amounts among funds than it otherwise would have had the Investment Manager not taken such factors into account. A general description and the risks involved of the various investment practices and techniques which some or all of the Underlying Funds (in this section "fund" or "funds") may engage in is set forth below. A more detailed discussion can be found in this Fund's Statement of Additional Information as well as in the Prospectus and Statement of Additional Information of each Underlying Fund.

FOREIGN SECURITIES. Investors should carefully consider the risks of investing in securities of foreign issuers and securities denominated in non-U.S. currencies. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of a fund's investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of a funds' assets denominated in that currency and thereby impact upon the fund's total return on such assets.

    Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade.

    Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of a fund's assets and any effects of foreign social, economic or political instability. Political and economic developments in Asia may have profound effects upon the value of a large segment of a fund's portfolio. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of fund trades effected in such markets. Inability to dispose of portfolio securities due to settlement delays could result in losses to a fund due to subsequent declines in value of such securities and the inability of the fund to make intended security purchases due to settlement problems could result in a failure of the fund to make potentially advantageous investments.

    The foreign securities in which the Fund will be investing through its investments in the Underlying Funds may be issued by issuers located in developing countries. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Certain Underlying Funds may enter into forward foreign currency exchange contracts ("forward contracts") in connection with their foreign securities investments.

    A forward contract involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A fund may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.

    A fund will enter into forward contracts under various circumstances. When a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for example, desire to "lock in" the price of the security in U.S. dollars or some other foreign currency which the fund is temporarily holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase (by the fund or the counterparty) and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

    At other times, when, for example, a fund's Investment Manager or Adviser or Sub-Adviser believe that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar or some other foreign currency, the fund may enter into a forward contract to sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the fund's securities holdings (or securities which the fund has purchased for its portfolio) denominated in such foreign currency. Under identical circumstances, a fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of the portfolio securities to be hedged. This method of hedging, called "cross-hedging," will be selected by the Investment Manager or Adviser or Sub-Adviser when it is determined that the foreign currency in which the portfolio securities are denominated has insufficient liquidity or is trading at a discount as compared with some other foreign currency with which it tends to move in tandem.

    In addition, when a fund's Investment Manager or Adviser or Sub-Adviser anticipate purchasing securities at some time in the future, and wishes to lock in the current exchange rate of the currency in which those securities are denominated against the U.S. dollar or some other foreign currency, the fund may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase, for a fixed amount of U.S. dollars or other currency. The fund may, however, close out the forward contract without purchasing the security which was the subject of the "anticipatory" hedge.

    In all of the above circumstances, if the currency in which a fund's securities holdings (or anticipated portfolio securities) are denominated rises in value with respect to the currency which is being purchased (or sold), then the fund will have realized fewer gains than had the fund not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. A fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager or Adviser or Sub-Adviser. A fund generally will not enter into a forward contract with a term of greater than one year, although it may enter into forward contracts for periods of up to five years. A fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

OPTIONS AND FUTURES TRANSACTIONS. Certain of the Underlying Funds may purchase and sell (write) call and put options on (i) portfolio securities which are denominated in either U.S. dollars or foreign currencies; (ii) stock indexes; and (iii) the U.S. dollar and foreign currencies. Such options are or may in the future be listed on several U.S. and foreign securities exchanges or may be traded in over-the-counter transactions ("OTC options"). OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the fund.

    A fund is permitted to write covered call options on portfolio securities and the U.S. dollar and foreign currencies, without limit, in order to hedge against the decline in the value of a security or currency in which such security is denominated (although such hedge is limited to the value of the premium received) and to close out long call option positions. A fund may write covered put options, under which the fund incurs an obligation to buy the security (or currency) underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election.

    A fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. A fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing or, in the case of call options on a foreign currency, to hedge against an adverse exchange rate change of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. A fund may purchase put options on securities which it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on a fund's ability to purchase call and put options other than compliance with the foregoing policies.

    A fund may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on underlying portfolio securities, on any currency ("currency" futures), on U.S. and foreign fixed-income securities ("interest rate" futures) and on such indexes of U.S. or foreign equity or fixed-income securities as may exist or come into being ("index" futures). A fund may purchase or sell interest rate futures contracts for the purpose of hedging some or all of the value of its portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. A fund may purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio (or anticipated portfolio) securities against changes in their prices. A fund may purchase or sell currency futures contracts to hedge against an anticipated rise or decline in the value of the currency in which a portfolio security is denominated vis-a-vis another currency. As a futures contract purchaser, a fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, a fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

    A fund also may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position.

    New futures contracts, options and other financial products and various combinations thereof continue to be developed. A fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

RISKS OF OPTIONS AND FUTURES TRANSACTIONS. A fund may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options may generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. Also, exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

    Futures contracts and options transactions may be considered speculative in nature and may involve greater risks than those customarily assumed by other investment companies which do not invest in such instruments. One such risk is that the Investment Manager or Adviser or Sub-Adviser could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if a fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the fund would lose money on the sale. Another risk which will arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the U.S. dollar cash prices of a fund's portfolio securities and their denominated currencies. See the Statement of Additional Information for a further discussion of these risks.

REPURCHASE AGREEMENTS. Certain Underlying Funds may enter into repurchase agreements, which may be viewed as a type of secured lending, and which typically involve the acquisition by a fund of debt securities, from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, a fund follows procedures to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Certain Underlying Funds may also use reverse repurchase agreements and dollar rolls as part of their investment strategy. Reverse repurchase agreements involve sales by a fund of portfolio assets concurrently with an agreement by that fund to repurchase the same assets at a later date at a fixed price. A fund may enter into dollar rolls in which the fund sells securities and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage, and are considered borrowings by a fund.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, certain of the Underlying Funds may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of a fund's net asset value.

WHEN, AS AND IF ISSUED SECURITIES. Certain Underlying Funds may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the fund will have lost an investment opportunity. There is no overall limit on the percentage of a fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of a fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by certain Underlying Funds may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

    A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as a fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the fund receives no interest payments in cash on the security during the year.

PRIVATE PLACEMENTS. Certain Underlying Funds may invest up to either 5% or 10% of their total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent a fund from disposing of them promptly at reasonable prices. A fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

    The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits a fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of each Underlying Fund, will make a determination as to the liquidity of each restricted security purchased by that fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of each Underlying Fund's net assets.

CONVERTIBLE SECURITIES. Certain Underlying Funds may acquire, through purchase or a distribution by the issuer of a security held in its portfolio, a fixed-income security which is convertible into common stock of the issuer. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

    To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

    A portion of the fixed-income and convertible securities in which certain Underlying Funds may invest are not rated; when rated, such ratings will generally be below investment grade. Securities below investment grade are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Investment grade is generally considered to be debt securities rated BBB or higher by S&P or Baa or higher by Moody's. However, the aforementioned funds will not invest in debt securities that are in default in payment of principal or interest.

    Because of the special nature of investments in lower rated debt securities, a fund's Investment Manager or Adviser or Sub-Adviser must take account of certain special considerations in assessing the risks associated with such investments. The prices of lower rated securities have been found to be less sensitive to changes in prevailing interest rates than higher rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by a fund defaults, the fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of lower rated securities and a corresponding volatility in the net asset value of a share of a fund holding such securities.

HIGH YIELD SECURITIES. All fixed-income securities are subject to two types of risks: the credit risk and the interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. Generally, higher yielding bonds are subject to a credit risk to a greater extent than higher quality bonds. The interest rate risk refers to the fluctuations in net asset value of any portfolio of fixed-income securities resulting solely from the inverse relationship between price and yield of fixed-income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed-income securities generally decline, and when interest rates fall, prices generally rise.

    The ratings of fixed-income securities by Moody's and Standard & Poor's are a generally accepted barometer of credit risk.

    Because of the special nature of a fund's investment in high yield securities, commonly known as junk bonds, the Investment Manager must take account of certain special considerations in assessing the risks associated with such investments. Although the growth of the high yield securities market in the 1980s had paralleled a long economic expansion, recently many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on the high yield bond market and on the value of the high yield securities held by a fund, as well as on the ability of the securities' issuers to repay principal and interest on their borrowings.

    The prices of high yield securities have been found to be less sensitive to changes in prevailing interest rates than higher-rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by a fund defaults, the fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of high yield securities and a concomitant volatility in the net asset value of a share of a fund. Moreover, the market prices of certain of a fund's portfolio securities which are structured as zero coupon and payment-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

    The secondary market for high yield securities may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The limited liquidity of the market may also adversely affect the ability of a fund's Directors/Trustees to arrive at a fair value for certain high yield securities at certain times and could make it difficult for the fund to sell certain securities. In addition, new laws and potential new laws may have an adverse effect upon the value of high yield securities and a concomitant negative impact upon the net asset value of a share of a fund.

MORTGAGE-BACKED SECURITIES. As stated above, a portion of a fund's investments may be in Mortgage-Backed securities. Mortgage-Backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. The term Mortgage-Backed securities as used herein includes adjustable rate mortgage securities and derivative mortgage products such as collateralized mortgage obligations, stripped Mortgage-Backed securities and other products described below.

    There are currently three basic types of Mortgage-Backed securities: (i) those issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") (securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the "full faith and credit" of the United States); (ii) those issued by private issuers that represent an interest in or are collateralized by Mortgage-Backed securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or Mortgage-Backed securities without a government guarantee but usually having some form of private credit enhancement.

    Mortgage-Backed securities have certain different characteristics than traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if a fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. A fund may invest a portion of its assets in derivative Mortgage-Backed securities such as Stripped Mortgage-Backed securities which are highly sensitive to changes in prepayment and interest rates. The Investment Manager seeks to manage these risks (and potential benefits) by investing in a variety of such securities and through hedging techniques.

    Mortgage-Backed securities, like all fixed income securities, generally decrease in value as a result of increases in interest rates. In addition, although generally the value of fixed-income securities increases during periods of falling interest rates and, as stated above, decreases during periods of rising interest rates, as a result of prepayments and other factors, this is not always the case with respect to Mortgage-Backed securities.

    Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by a fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-Backed securities generally decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

    There are certain risks associated specifically with CMOs. CMOs issued by private entities are not U.S. Government securities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss. Also, a number of different factors, including the extent of prepayment of principal of the Mortgage Assets, affect the availability of cash for principal payments by the CMO issuer on any payment date and, accordingly, affect the timing of principal payments on each CMO class. In addition, CMO classes with higher yields tend to be more volatile with respect to cash flow of the underlying mortgages; as a result the market prices of a yield on these classes tend to be more volatile.

    Asset-Backed securities represent the securitization techniques used to develop Mortgage-Backed securities applied to a broad range of other assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. Asset-Backed securities involve certain risks that are not posed by Mortgage-Backed securities, resulting mainly from the fact that Asset-Backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, including the bankruptcy laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds for repossessed collateral may not always be sufficient to support payments on these securities.

RIGHTS AND WARRANTS. Certain Underlying Funds may acquire rights and/or warrants which are attached to other securities in its portfolio, or which are issued as a distribution by the issuer of a security held in its portfolio. Rights and/or warrants are, in effect, options to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporation issuing them.

REAL ESTATE INVESTMENT TRUSTS. A fund may invest in real estate investment trusts which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for a fund to invest in the real estate industry (a fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, a fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the fund would continue to pay its own investment management fees and other expenses, as a result of which the fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.

OTHER INVESTMENT VEHICLES. Certain Underlying Funds may invest a small portion of their total assets in securities issued by other investment companies. Such investments may be necessary in order to participate in certain foreign markets where foreigners are prohibited from investing directly in the securities of individual issuers. Each fund will incur any indirect expenses incurred through investment in an investment company, such as the payment of a management fee (which may result in the payment of an additional advisory fee). Furthermore, it should be noted that foreign investment companies are not subject to the U.S. securities laws and may be subject to fewer or less stringent regulations than U.S. investment companies.

SECURITIES RECEIPTS. Certain Underlying Funds may also invest in securities of foreign issuers in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

INVESTMENTS IN EUROPEAN SECURITIES. The Dean Witter European Growth Fund Inc. invests its assets primarily in the securities of European issuers. Political and economic developments in Europe, especially as they relate to changes in the structure of the European Economic Community and the anticipated development of a unified common market, may have profound effects upon the value of a large segment of that fund's portfolio. Continued progress in the evolution of, for example, a united European common market may be slowed by unanticipated political or social events and may, therefore, adversely affect the value of certain of the securities held in that fund's portfolio. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies.

    The Dean Witter International SmallCap Fund may invest more than 25% of its total assets in British issuers and that fund's investment performance may be affected by social, political and economic events occurring in the United Kingdom.

SMALL-CAP STOCKS. Certain Underlying Funds invest primarily in small capitalization foreign or U.S. equity securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of a fund's net asset value than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning foreign and smaller companies than for domestic and larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographic markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices. Some of the companies in which the fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel with varying degrees of experience.

MID-CAP STOCKS. Investing in medium-sized market capitalization companies may involve greater risk of volatility of a fund's net asset value than is customarily associated with investing in larger, more established companies. Often mid-size companies and the industries in which they are focused are still evolving and while this may offer better growth potential than larger, established companies it also may make them more sensitive to changing market conditions. Because prices of stocks, including mid-cap stocks, fluctuate from day to day, the value of an investment in the Underlying Fund will vary based upon the Underlying Fund's investment performance.

INVESTMENTS IN ASIAN AND PACIFIC RIM SECURITIES. Dean Witter Pacific Growth Fund Inc. and Dean Witter International SmallCap Fund may invest all or large portions of their assets in Asian and Pacific Rim securities. Certain Asian and Pacific Rim countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies;
(iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. Such social, political and economic instability could disrupt the principal financial markets in which the Underlying Funds invest and adversely affect the value of the assets of these Underlying Funds.

    During the past decade, countries in the Asian region have experienced real economic growth rates exceeding those experienced by many Western industrialized countries. Certain economic conditions which presently exist in the Asian region may offer the potential for long-term capital appreciation from investment in equity securities of Asian issuers. Among these conditions, are the following: the increasing industrialization of Asian economies, favorable demographics and competitive wage rates, high rates of domestic savings available to fund investment, particularly in the area of infrastructure, the ability to attract foreign direct investment, the emergence of a regional trading zone and rising per capita incomes available to support local markets for consumer goods. The rapid ongoing shift from primary industries into industrial manufacturing has contributed to high rates of economic activity. Between 1970 and 1991, there was a significant shift in the percentage of gross domestic product ("GDP") accounted for by the agricultural sector in these markets and a marked increase in output by the industrial sector, most markedly in Indonesia, Malaysia and Thailand. Generally, in the Asian countries there is still potential for further industrialization so as to reach the levels presently attained by the countries of the industrialized world.

INVESTMENTS IN JAPANESE SECURITIES. Dean Witter Pacific Growth Fund Inc., Dean Witter International SmallCap Fund and Dean Witter Japan Fund all may invest large portions of their assets in Japanese Securities. The concentration of assets in Japanese issuers will subject these funds to the risks of adverse social, political or economic events which occur in Japan. Specifically, investments in the Japanese stock market may entail a higher degree of risk than investments in other markets as, by fundamental measures of corporate valuation, such as its high price-earnings ratios and low dividend yields, the Japanese market as a whole may appear expensive relative to other world stock markets (I.E., the prices of Japanese stocks may be relatively high). In addition, the prices of securities traded on the Japanese markets may be more volatile than many other markets.

    Overall, Japanese securities markets have declined significantly since 1989 which has contributed to a weakness in the Japanese economy and the impact of a further decline cannot be ascertained. The common stocks of many Japanese companies continue, as they have historically, to trade at high price-earnings ratios in comparison with those in the U.S., even after the recent market decline. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States.

    The Japanese economy experienced its worst recession since World War II in the 1990s. While Japan's Economic Planning Agency claims the recession ended in October 1993, the economy has been largely stagnant since then. In addition, asset deflation, both financial and in real estate, has exerted a continuous drag on the economy. The Japanese government has called for a transformation of the economy away from its high dependency on export-led growth towards greater stimulation of the domestic economy. The plan calls for direct government spending on public works and includes measures to support weak land prices and to revitalize Japan's stagnating financial markets. There is no assurance that this package, however, will succeed in fueling economic growth. Japan is largely dependent upon foreign economies for raw materials. International trade is important to Japan's economy, as exports provide the means to pay for many of the raw materials it must import. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors, and the large trade surpluses ensuing therefrom, Japan has entered a difficult phase in its relations with its trading partners, particularly with respect to the United States, with whom the trade imbalance is the greatest. It is possible that differences over trade policy may lead the U.S. to take actions which may have an adverse effect on the Japanese economy.

INVESTMENTS IN LATIN AMERICAN SECURITIES. The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. The limited size of many Latin American securities markets and limited trading volume in issuers compared to volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

    Latin American companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, Latin American companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Also, certain Latin American countries may impose unusually high withholding taxes on dividends payable to a fund, thereby effectively reducing the fund's investment income.

    In addition, Latin American exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions, custodial expenses and other transaction costs may be higher in foreign markets than in the U.S.

    Political and economic developments in Latin America may have profound effects upon the value of a fund's portfolio. In the event of expropriation, nationalization or other complication, a fund could lose its entire investment in any one country. In addition, individual Latin American countries may place restrictions on the ability of foreign entities such as the fund to invest in particular segments of the local economies. Certain Latin American countries are among the largest debtors to commercial banks and foreign governments. At times certain Latin American countries have declared moratoria on the payment of principal and/or interest on external debt. Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries.

    In addition, many of the currencies of Latin American countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which a fund's portfolio securities are denominated may have a detrimental impact on a fund. Some Latin American countries also may have managed currencies which are not free floating against the U.S. dollar. In addition, there is a risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, certain Latin American currencies may not be internationally traded.

    See the Statement of Additional Information for additional information regarding the risks of the Underlying Funds' investment policies.

YEAR 2000. The investment management services provided to each Portfolio of the Fund by the Investment Manager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services for each Portfolio of the Fund as well as for the Underlying Funds. The Investment Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.

    In addition, it is possible that the markets for securities in which the Underlying Funds invest may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Underlying Funds' investments and each Portfolio's investments in the Underlying Funds may be adversely affected.

PORTFOLIO MANAGEMENT

Each Portfolio of the Fund is managed by the Investment Manager with a view to achieving the respective Portfolio's investment objective. In determining the selection of the Underlying Funds for each Portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, the views of Trustees of the Fund and others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors it deems relevant.

    Each Portfolio of the Fund will be managed by a separate Committee consisting of, in each case, the Chief Investment Officer of the Investment Manager as well as Senior Portfolio Managers assigned to the respective Committees. The investment activities of the International Portfolio and the Domestic Portfolio will be directed by the International Committee and the Domestic Committee, respectively.

    Each of the Underlying Funds incurs expenses relating to their portfolio management which costs include custodial costs, brokerage commissions and other transaction charges related to investing in foreign securities markets which costs are generally higher than in the United States.

    The portfolio turnover rate for each Portfolio (I.E., the rate at which each Portfolio buys and sells shares of the Underlying Funds) is expected to be under 100%.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies of the Portfolios. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed with respect to a Portfolio, without the vote of a majority of the outstanding voting securities of that Portfolio, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the Portfolio.

    Each Portfolio of the Fund may not:

        1. Invest 25% or more of the value of its total assets in securities of issuers in any one industry except that each Portfolio will concentrate its investments in the mutual fund industry. This restriction does not apply to a Portfolio's investments in the mutual fund industry by virtue of its investments in the Underlying Dean Witter Funds or investment companies managed by an adviser that is an affiliate of the Investment Manager. This restriction also does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

        2. Borrow money except a bank for temporary or emergency purposes, including the meeting of redemption requests in an amount not exceeding
    33 1/3% of the value of each Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made.

    Notwithstanding any other investment policy or restriction, each Portfolio of the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the respective Portfolio.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

GENERAL

Each Portfolio of the Fund offers each class of its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of each Portfolio of the Fund are distributed by the Distributor and offered by DWR and other dealers which have entered into agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

    Each Portfolio of the Fund offers four classes of shares (each, a "Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million ($25 million for certain qualified plans), and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Fund. See "Alternative Purchase Arrangements--Selecting a Particular Class" for a discussion of factors to consider in selecting which Class of shares to purchase.

    The minimum initial purchase is $1,000 for each Class of shares, although Class D shares are only available to persons investing $5 million ($25 million for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or $25 million) initial investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares of the Fund and other Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds") and shares of Dean Witter Funds sold with a front-end sales charge ("FSC Funds") and concurrent investments in Class D shares of the Fund and other Dean Witter Multi-Class Funds will be aggregated. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter Fund of Funds, directly to Morgan Stanley Dean Witter Trust FSB (the "Transfer Agent" or "MSDW Trust") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. When purchasing shares of the Fund, investors must specify which Portfolio they wish to invest in and whether the purchase is for Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified. The minimum initial purchase, in the case of investments through EasyInvest-SM-, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. The minimum initial purchase in the case of an "Education IRA" is $500, if the Distributor has reason to believe that additional investments will increase the investment in the account to $1,000 within three years. In the case of investments pursuant to (i) Systematic Payroll Deduction Plans (including Individual Retirement Plans), (ii) the InterCapital Mutual fund asset allocation program and (iii) fee-based programs approved by the Distributor, pursuant to which participants pay an asset-based fee for services in the nature of investment advisory, administrative and/or brokerage services, the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, provided, in the case of Systematic Payroll Deduction Plans, that the Distributor has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.

    Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such distributions. Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund at the time of their sale by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

ALTERNATIVE PURCHASE ARRANGEMENTS

Each Portfolio of the Fund offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares:
Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors (see "No Load Alternative--Class D Shares" below).

    Each Class A, Class B, Class C or Class D share of each Portfolio of the Fund represents an identical interest in the respective investment Portfolio of the Fund except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees of a Portfolio that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes of that Portfolio and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Redemptions and Repurchases."

    Set forth below is a summary of the differences between the Classes and the factors an investor should consider when selecting a particular Class. This summary is qualified in its entirety by detailed discussion of each Class that follows this summary.

CLASS A SHARES. Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. See "Initial Sales Charge Alternative--Class A Shares."

CLASS B SHARES. Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of 1.0% of the average daily net assets of Class B. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.

    After approximately ten (10) years, Class B shares will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative--Class B Shares."

CLASS C SHARES. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative--Class C Shares."

CLASS D SHARES. Class D shares are available only to limited categories of investors (see "No Load Alternative-- Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load Alternative-- Class D Shares."

SELECTING A PARTICULAR CLASS. In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

    The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

    Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 1.0% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.

    For the purpose of meeting the $5 million (or $25 million) minimum investment amount for Class D shares, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged, will be included together with the current investment amount.

    Sales personnel may receive different compensation for selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each Class provide for the financing of the distribution of shares of that Class.

    Set forth below is a chart comparing the sales charge, 12b-1 fees and conversion options applicable to each Class of shares:

                                                   CONVERSION
  CLASS          SALES CHARGE         12b-1 FEE      FEATURE
    A      Maximum 5.25% initial        0.25%          No
           sales charge reduced for
           purchases of $25,000 and
           over; shares sold without
           an initial sales charge
           generally subject to a
           1.0% CDSC during first
           year.
    B      Maximum 5.0% CDSC during     1.0%     B shares
           the first year decreasing             convert to A
           to 0 after six years                  shares
                                                 automatically
                                                 after
                                                 approximately
                                                 ten years
    C      1.0% CDSC during first       1.0%           No
           year
    D                None               None           No

    See "Purchase of Fund Shares" and "The Fund and its Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value," "Dividends, Distributions and Taxes" and "Shareholder Services--Exchange Privilege" for other differences between the Classes of shares.

INITIAL SALES CHARGE ALTERNATIVE-- CLASS A SHARES

Class A shares are sold at net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative--Class B Shares-- CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and (ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class.

    The offering price of Class A shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                         SALES CHARGE
                             -------------------------------------
                               PERCENTAGE OF       APPROXIMATE
         AMOUNT OF            PUBLIC OFFERING     PERCENTAGE OF
    SINGLE TRANSACTION             PRICE         AMOUNT INVESTED
---------------------------  -----------------  ------------------
Less than $25,000..........          5.25%               5.54%
$25,000 but less
  than $50,000.............          4.75%               4.99%
$50,000 but less
  than $100,000............          4.00%               4.17%
$100,000 but less
  than $250,000............          3.00%               3.09%
$250,000 but less
  than $1 million..........          2.00%               2.04%
$1 million and over........             0                   0

    Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

    The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of
Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

COMBINED PURCHASE PRIVILEGE. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of Class A shares of the Fund in single transactions with the purchase of Class A shares of other Dean Witter Multi-Class Funds and shares of FSC Funds. The sales charge payable on the purchase of the Class A shares of the Fund, the Class A shares of the other Dean Witter Multi-Class Funds and the shares of the FSC Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.

RIGHT OF ACCUMULATION. The above persons and entities may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with shares of the Fund and other Dean Witter Funds previously purchased at a price including a front-end sales charge (including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions), which are held at the time of such transaction, amounts to $25,000 or more. If such investor has a cumulative net asset value of shares of FSC Funds and Class A and Class D shares that, together with the current investment amount, is equal to at least $5 million ($25 million for certain qualified plans), such investor is eligible to purchase Class D shares subject to the $1,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative--Class D Shares" below.

    The Distributor must be notified by DWR or a Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.

LETTER OF INTENT. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Fund or shares of other Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of Class A shares of the Fund or shares of other Dean Witter Funds acquired in exchange for shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.

ADDITIONAL NET ASSET VALUE PURCHASE OPTIONS. In addition to investments of $1 million or more, Class A shares also may be purchased at net asset value by the following:

    (1) trusts for which MSDW Trust (an affiliate of the Investment Manager) provides discretionary trustee services;

    (2) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares);

    (3) employer-sponsored 401(k) and other plans qualified under Section 401(a) of the Internal Revenue Code ("employer-sponsored 401(k) and other plans") with at least 200 eligible employees and for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Agreement;
    (4) Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Agreement whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees;

    (5) investors who are clients of a Dean Witter account executive who joined Dean Witter from another investment firm within six months prior to the date of purchase of Fund shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the account executive's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and

    (6) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund.

    No CDSC will be imposed on redemptions of shares purchased pursuant to paragraphs (1), (2) or (5), above.

    For further information concerning purchases of the Fund's shares, contact DWR or another Selected Broker-Dealer or consult the Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

Class B shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of 1.0% of the average daily net assets of Class B.

    Except as noted below, Class B shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:

          YEAR SINCE PURCHASE             CDSC AS A PERCENTAGE
              PAYMENT MADE                 OF AMOUNT REDEEMED
----------------------------------------  ---------------------
First...................................             5.0%
Second..................................             4.0%
Third...................................             3.0%
Fourth..................................             2.0%
Fifth...................................             2.0%
Sixth...................................             1.0%
Seventh and thereafter..................             None

    In the case of Class B shares of the Fund purchased by Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Agreement, shares held for three years or more after purchase (calculated as described in the paragraph above) will not be subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which will depend on how long the shares have been held, as set forth in the following table:

          YEAR SINCE PURCHASE             CDSC AS A PERCENTAGE
              PAYMENT MADE                 OF AMOUNT REDEEMED
----------------------------------------  ---------------------
First...................................             2.0%
Second..................................             2.0%
Third...................................             1.0%
Fourth and thereafter...................             None

CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) preceding the redemption; (ii) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of other open-end investment companies for which InterCapital serves as investment manager (collectively, with the Fund, the "Dean Witter Funds") sold with a front-end sales charge or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

    In addition, the CDSC, if otherwise applicable, will be waived in the case of:

    (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (A) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (B) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

    (2) redemptions in connection with the following retirement plan distributions: (A) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (B) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (C) a tax-free return of an excess contribution to an IRA; and

    (3) all redemptions of shares held for the benefit of a participant in a Qualified Retirement Plans which offers investment companies managed by the Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement ("Eligible Plan"), provided that either: (A) the plan continues to be an Eligible Plan after the redemption; or (B) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

    With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

CONVERSION TO CLASS A SHARES. Class B shares will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase. The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges from the last day of the month in which the original Class B shares were purchased, provided that shares acquired in exchange for shares of another fund originally purchased before May 1, 1997 will convert to Class A shares in May, 2007. The conversion of shares purchased on or after May 1, 1997 will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares held by a Qualified Retirement Plan for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the first shares of a Dean Witter Multi-Class Fund purchased by that plan. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services--Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a Dean Witter Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.

    If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.

    Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B shares would continue to be subject to Class B 12b-1 fees.

LEVEL LOAD ALTERNATIVE-- CLASS C SHARES

Class C shares are sold at net asset value next determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative-- Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applicable to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.

NO LOAD ALTERNATIVE-- CLASS D SHARES

Class D shares are offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement) and the following categories of investors: (i) investors participating in the InterCapital mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services (subject to all of the terms and conditions of such programs referred to in (i) and (ii) above, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares); (iii) 401(k) plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees; (iv) certain Unit Investment Trusts sponsored by DWR; (v) certain other open-end investment companies whose shares are distributed by the Distributor; and (vi) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund. Investors who require a $5 million (or $25 million) minimum initial investment to qualify to purchase Class D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Fund and other Dean Witter Multi-Class Funds, subject to the $1,000 minimum initial investment required for that Class of the Fund. In addition, for the purpose of meeting the $5 million (or $25 million) minimum investment amount, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount. If a shareholder redeems Class A shares and purchases Class D shares, such redemption may be a taxable event.

PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of each Portfolio of the Fund. In the case of Class A and Class C shares, the Plan provides that the Fund will, on behalf of each Portfolio, reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimbursements for these expenses will be made in monthly payments by each Portfolio of the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund, on behalf of each Portfolio, will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the average daily net assets of Class B. The fee is treated by each Portfolio of the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee currently represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets of each of these Classes, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

    Additional amounts paid under the Plan in the case of Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of DWR's account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

    In the case of Class B shares, at any given time, the expenses in distributing Class B shares of each Portfolio of the Fund may be in excess of the total of (i) the payments made by a Portfolio of the Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of Class B shares of that Portfolio. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of that Portfolio of the Fund. Although there is no legal obligation for a Portfolio of the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

    In the case of Class A and Class C shares of any Portfolio, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by a Portfolio of the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to account executives at the time of sale may be reimbursed in the subsequent calendar year. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

    Each Portfolio of the Fund will invest in the Class D or no load shares of the Underlying Funds and accordingly will not pay any sales load or 12b-1 service or distribution fees in connection with its investments in shares of the Underlying Funds.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each Portfolio is determined once daily as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time) by taking the net assets of each Portfolio of the Fund, dividing by the respective number of shares outstanding and adjusting to the nearest cent. The assets of each Portfolio, belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class of each Portfolio, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of each respective Portfolio of the Fund (or, if specified by the shareholder in shares of any other open-end "Dean Witter Fund"), unless the shareholder requests that they be paid in cash. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are acquired at net asset value are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

EASYINVEST.-SM- Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. (See "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount.

    Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

TAX-SHELTERED RETIREMENT PLANS. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

    For further information regarding plan administration, custodial fees and other details, investors should contact their DWR or other Selected Dealer account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

Shares of each Class may be exchanged for shares of the same Class of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter funds which are money market funds (the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term") which is a Dean Witter Fund offered with a CDSC. Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

    An exchange to another Dean Witter Multi-Class Fund, any FSC Fund, Global Short-Term or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at the net asset value determined the following business day. Subsequent exchanges between any of the Dean Witter Multi-Class Funds, FSC Funds, Global Short-Term or any Exchange Fund that is not a money market fund can be effected on the same basis.

    No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Dean Witter Multi-Class Fund or shares of Global Short-Term, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or shares of Global Short-Term are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Dean Witter Multi-Class Fund or in shares of Global Short-Term (see "Purchase of Fund Shares"). In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. In the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.) Class B shares of the Fund acquired in exchange for shares of Global Short-Term or Class B shares of another Dean Witter Multi-Class Fund having a different CDSC schedule than that of this Fund will be subject to the higher CDSC schedule, even if such shares are subsequently re-exchanged for shares of the fund with the lower CDSC schedule.

ADDITIONAL INFORMATION REGARDING EXCHANGES Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice of the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of Shares and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll free).

    The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

    Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the experience with the Dean Witter Funds in the past.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about the Exchange Privilege.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

REDEMPTION. Shares of each Class of each Portfolio of the Fund can be redeemed for cash at any time at the net asset value per share next determined less the amount of any applicable CDSC in the case of Class A, Class B or Class C shares (see "Purchase of Fund Shares"). If shares are held in a shareholder's account without a share certificate, a written request for redemption sent to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder(s), the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional information required by the Transfer Agent.

REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic or telegraphic request of the shareholder. The repurchase price is the net asset value next computed (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.

    The CDSC, if any, will be the only fee imposed by either the Fund, the Distributor or DWR or other Selected Broker-Dealer. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by the Distributor at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

    The Fund is not subject to any contingent deferred sales charges at any time with respect to its investments in the Underlying Funds.

PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances; E.G., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class and Portfolio from which such shares were redeemed or repurchased at their net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase.

INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem, on sixty days' notice and at net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100 or such lesser amount as may be fixed by the Trustees or, in the case of an account opened through EasyInvest-SM-, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow him or her sixty days to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS. Each Portfolio of the Fund intends to distribute substantially all of its net investment income and distribute capital gains, if any, at least once each year. Each Portfolio may, however, determine either to distribute or to retain all or part of any long-term capital gains in any year for reinvestment.

    All dividends and any capital gains distributions will be paid in additional shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C shares because distribution fees paid by Class B and Class C shares are higher. (See "Shareholder Services--Automatic Investment of Dividends and Distributions.")

TAXES. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any Federal income tax on any such income and capital gains. Shareholders will normally have to pay Federal income taxes, and any state and local income taxes, on the dividends and distributions they receive from the Fund. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed for tax purposes to have been received in the prior year.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

    After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes. Shareholders will also be notified of their proportionate share of long-term capital gains distributions that are eligible for a reduced rate of tax under the Taxpayer Relief Act of 1997. To avoid being subject to a 31% Federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time each Portfolio of the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The total return of the Fund is based on historical earnings and is not intended to indicate future performance.

    The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Class of the Fund of $1,000 over periods of one, five and ten years, or the life of the Fund, if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the applicable Class and all sales charges which will be incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

    In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of any sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations, such as mutual fund performance rankings of Lipper Analytical Services, Inc.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class of each Portfolio will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C of each Portfolio bear the expenses related to the distribution of their respective shares.

    The Fund is not required to hold Annual Meetings of Shareholders and, in ordinary circumstances, the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees or by the shareholders.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, in the opinion of Massachusetts counsel to the Fund, the risk to shareholders of personal liability is remote.

CODE OF ETHICS. Directors, officers and employees of the Investment Manager, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

MASTER/FEEDER CONVERSION. Each Portfolio of the Fund reserves the right to seek to achieve its investment objective by investing all of its investable assets in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the respective Portfolio.

SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

DEAN WITTER FUND OF FUNDS
PORTFOLIO OF INVESTMENTS MARCH 31, 1998 (UNAUDITED)

NUMBER OF
 SHARES                                                                                            VALUE
-----------------------------------------------------------------------------------------------------------
           INTERNATIONAL
           COMMON STOCKS (88.8%)
  62,933   Dean Witter European Growth Fund Inc...............................................  $ 1,320,352
  43,991   Dean Witter International SmallCap Fund............................................      365,570
  27,348   Dean Witter Japan Fund.............................................................      188,707
 121,296   Dean Witter Pacific Growth Fund Inc................................................    1,439,784
                                                                                                -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $3,127,876).......................................................    3,314,413
                                                                                                -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENT (a) (8.1%)
           U.S. GOVERNMENT AGENCY
$    300   Federal Home Loan Mortgage Corp. 5.90% due 04/01/98 (AMORTIZED COST $300,000)......      300,000
                                                                                                -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $3,427,876) (b)...........................................................   96.9 %    3,614,413

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.............................................    3.1        116,969
                                                                                             ------  ------------
NET ASSETS.................................................................................  100.0 % $  3,731,382
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross and net unrealized appreciation is $186,537.

NUMBER OF
 SHARES                                                                                            VALUE
-----------------------------------------------------------------------------------------------------------
           DOMESTIC
           COMMON STOCKS (98.8%)
  51,586   Dean Witter American Value Fund....................................................    1,732,244
 121,634   Dean Witter Capital Appreciation Fund..............................................    1,777,069
 103,730   Dean Witter Capital Growth Securities..............................................    1,767,556
 186,297   Dean Witter Convertible Securities Trust...........................................    2,846,623
  63,743   Dean Witter Developing Growth Securities Trust.....................................    1,673,894

NUMBER OF
 SHARES                                                                                            VALUE
-----------------------------------------------------------------------------------------------------------

  36,577   Dean Witter Dividend Growth Securities Inc.........................................  $ 2,233,385
  98,851   Dean Witter Financial Services Trust...............................................    1,434,330
 107,435   Dean Witter Health Sciences Trust..................................................    1,736,149
 103,242   Dean Witter Information Fund.......................................................    1,448,480
 138,970   Dean Witter Market Leader Trust....................................................    1,687,092
  94,333   Dean Witter Mid-Cap Growth Fund....................................................    1,731,962
 103,406   Dean Witter Natural Resource Development Securities Inc............................    1,515,939
 247,007   Dean Witter Precious Metals and Minerals Trust.....................................    1,546,262
 416,712   Dean Witter Short-Term Bond Fund...................................................    3,958,763
  86,677   Dean Witter Special Value Fund.....................................................    1,142,406
  24,079   Dean Witter Value-Added Market Series/Equity portfolio.............................      939,817
                                                                                                -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $26,630,757)......................................................   29,171,971
                                                                                                -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENT (0.9%)
           REPURCHASE AGREEMENT
$    271   The Bank of New York 5.375% due 04/01/98 (dated 03/31/98; proceeds $271,319) (a)
             (IDENTIFIED COST $271,279)............................................................      271,279
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $26,902,036) (b)..........................................................   99.7 %   29,443,250

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.............................................    0.3         91,914
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 29,535,164
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

(a) Collateralized by $105,622 U.S. Treasury Note 5.875% due 02/28/99 valued at $106,425 and $170,546 U.S. Treasury Note 5.50% due 03/31/00 valued at
     $170,279.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $2,548,275 and the aggregate gross unrealized depreciation is $7,061, resulting in net unrealized appreciation of $2,541,214.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER FUND OF FUNDS
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1998 (UNAUDITED)

                                                                                  INTERNATIONAL     DOMESTIC
--------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at value
  (identified cost $3,427,876 and $26,902,036, respectively)....................  $   3,614,413    $29,443,250
Cash............................................................................         70,652         59,345
Receivable for:
    Shares of beneficial interest sold..........................................         49,000        105,050
    Dividends...................................................................       --                2,825
Receivable from affiliate.......................................................         21,842         36,018
Prepaid expenses................................................................         59,223         59,223
Deferred organizational expenses................................................         23,275         23,275
                                                                                  --------------   -----------
     TOTAL ASSETS...............................................................      3,838,405     29,728,986
                                                                                  --------------   -----------
LIABILITIES:
Payable for:
    Shares of beneficial interest repurchased...................................       --               51,550
    Plan of distribution fee....................................................          2,683         23,756
Organizational expenses.........................................................         23,275         23,275
Accrued expenses and other payables.............................................         81,065         95,241
                                                                                  --------------   -----------
     TOTAL LIABILITIES..........................................................        107,023        193,822
                                                                                  --------------   -----------
     NET ASSETS:................................................................  $   3,731,382    $29,535,164
                                                                                  --------------   -----------
                                                                                  --------------   -----------
COMPOSITION OF NET ASSETS:
Paid-in-capital.................................................................  $   3,548,686    $26,847,528
Net unrealized appreciation.....................................................        186,537      2,541,214
Undistributed net investment income (dividends in excess of net investment
  income).......................................................................         (4,929)        57,518
Undistributed net realized gain.................................................          1,088         88,904
                                                                                  --------------   -----------
     NET ASSETS.................................................................  $   3,731,382    $29,535,164
                                                                                  --------------   -----------
                                                                                  --------------   -----------
CLASS A SHARES:
Net Assets......................................................................       $590,536     $1,640,748
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).......................         56,000        148,314
     NET ASSET VALUE PER SHARE..................................................         $10.55         $11.06
                                                                                  --------------   -----------
                                                                                  --------------   -----------
     MAXIMUM OFFERING PRICE
      PER SHARE,
       (NET ASSET VALUE PLUS 5.54%
       OF NET ASSET VALUE)......................................................         $11.13         $11.67
                                                                                  --------------   -----------
                                                                                  --------------   -----------
CLASS B SHARES:
Net Assets......................................................................     $3,033,353    $26,130,961
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).......................        288,201      2,366,135
     NET ASSET VALUE PER SHARE..................................................         $10.53         $11.04
                                                                                  --------------   -----------
                                                                                  --------------   -----------
CLASS C SHARES:
Net Assets......................................................................        $94,172     $1,749,539
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).......................          8,947        158,426
     NET ASSET VALUE PER SHARE..................................................         $10.53         $11.04
                                                                                  --------------   -----------
                                                                                  --------------   -----------
CLASS D SHARES:
Net Assets......................................................................        $13,321        $13,916
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).......................          1,263          1,257
     NET ASSET VALUE PER SHARE..................................................         $10.55         $11.07
                                                                                  --------------   -----------
                                                                                  --------------   -----------

STATEMENT OF OPERATIONS
FOR THE PERIOD NOVEMBER 25, 1997* THROUGH MARCH 31, 1998 (UNAUDITED)

                                                                                  INTERNATIONAL     DOMESTIC
--------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME:

INCOME
Dividends.......................................................................  $      14,487    $   195,865
Interest........................................................................          6,731         25,005
                                                                                  --------------   -----------
     TOTAL INCOME...............................................................         21,218        220,870
                                                                                  --------------   -----------
EXPENSES
Plan of distribution fee (Class A shares).......................................             85          1,403
Plan of distribution fee (Class B shares).......................................          7,880         71,649
Plan of distribution fee (Class C shares).......................................            285          4,824
Registration fees...............................................................         33,644         40,534
Professional fees...............................................................         16,230         16,228
Shareholder reports and notices.................................................         13,136         19,135
Transfer agent fees and expenses................................................          1,509          6,065
Custodian fees..................................................................          1,259          2,909
Organizational expenses.........................................................          1,725          1,725
                                                                                  --------------   -----------
     TOTAL EXPENSES.............................................................         75,753        164,472
Less: amounts waived/reimbursed.................................................        (69,206)      (104,120)
                                                                                  --------------   -----------
     NET EXPENSES...............................................................          6,547         60,352
                                                                                  --------------   -----------
     NET INVESTMENT INCOME......................................................         14,671        160,518
                                                                                  --------------   -----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments................................................          1,088         71,794
Capital gain distributions received.............................................       --               17,110
                                                                                  --------------   -----------
     NET REALIZED GAIN..........................................................          1,088         88,904
Net unrealized appreciation.....................................................        186,537      2,541,214
                                                                                  --------------   -----------
     NET GAIN...................................................................        187,625      2,630,118
                                                                                  --------------   -----------
NET INCREASE....................................................................  $     202,296    $ 2,790,636
                                                                                  --------------   -----------
                                                                                  --------------   -----------

---------------------

 *   Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER FUND OF FUNDS
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         FOR THE PERIOD
                                                                                       NOVEMBER 25, 1997*
                                                                                            THROUGH
                                                                                         MARCH 31, 1998
                                                                                  ----------------------------
                                                                                   (UNAUDITED)
                                                                                  INTERNATIONAL     DOMESTIC
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income...........................................................  $       14,671   $   160,518
Net realized gain...............................................................           1,088        88,904
Net unrealized appreciation.....................................................         186,537     2,541,214
                                                                                  --------------   -----------
     NET INCREASE...............................................................         202,296     2,790,636
                                                                                  --------------   -----------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class A shares..................................................................            (444)       (7,838)
Class B shares..................................................................         (18,372)      (89,059)
Class C shares..................................................................            (670)       (6,042)
Class D shares..................................................................            (114)          (61)
                                                                                  --------------   -----------
     TOTAL DIVIDENDS............................................................         (19,600)     (103,000)
                                                                                  --------------   -----------
Net increase from transactions in shares of beneficial interest.................       3,498,686    26,797,528
                                                                                  --------------   -----------
     NET INCREASE...............................................................       3,681,382    29,485,164
NET ASSETS:
Beginning of period.............................................................          50,000        50,000
                                                                                  --------------   -----------
     END OF PERIOD
    (INCLUDING DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME OF $4,929 AND
    UNDISTRIBUTED NET INVESTMENT INCOME OF $57,518 RESPECTIVELY)................  $    3,731,382   $29,535,164
                                                                                  --------------   -----------
                                                                                  --------------   -----------

---------------------

 *   Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER FUND OF FUNDS
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1998 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Fund of Funds (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund will invest in shares of other open-end management investment companies that are either members of the Dean Witter Family of Funds or managed by an investment adviser that is an affiliate of Dean Witter InterCapital Inc. (individually, an "Underlying Fund" and collectively, the "Underlying Funds").

The Fund, which consists of two separate portfolios ("Portfolios"), the International Portfolio and the Domestic Portfolio, was organized as a Massachusetts business trust on July 3, 1997 and had no operations other than those relating to organizational matters and the issuance of 10,000 shares of beneficial interest for $100,000 to Dean Witter InterCapital Inc. (the "Investment Manager") to effect the Fund's initial capitalization. Each Portfolio issued 5,000 shares (1,250 per class) of beneficial interest for $50,000 ($12,500 per class). The Fund commenced operations on November 25, 1997.

The investment objectives of each Portfolio are as follows:


 PORTFOLIO                        INVESTMENT OBJECTIVE
International Seeks long-term capital appreciation by investing in a selection of the Underlying Funds which invest their assets primarily in the international equity markets.
Domestic     Seeks to maximize total investment return through capital
             growth and income by investing in a selection of Underlying
             Funds which invest their assets primarily in the U.S. equity and fixed-income markets.

The Fund offers four classes of shares. Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) Investments are valued at the net asset value per share of each Underlying Fund determined as of the close of the New York Stock Exchange on valuation date; and
(2) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gain and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

DEAN WITTER FUND OF FUNDS
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1998 (UNAUDITED) CONTINUED

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

F. ORGANIZATIONAL AND PREPAID EXPENSES -- The Investment Manager incurred the organizational expenses of the Fund in the amount of approximately $50,000 ($25,000 per Portfolio) which will be reimbursed for the full amount thereof, exclusive of amounts waived. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations. The Investment Manager incurred additional expenses of the Fund in the amount of approximately $200,000 ($100,000 per Portfolio) which will be reimbursed for the full amount thereof, exclusive of amounts waived. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed one year from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays no investment management fee. However, the Fund, through its investments in the Underlying Funds, will pay its pro rata share of the management or advisory or sub-advisory fees to the Investment Manager and/or Sub-Advisers or Adviser of the Underlying Funds.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

DEAN WITTER FUND OF FUNDS
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1998 (UNAUDITED) CONTINUED

The Investment Manager has agreed to assume all operating expenses (except for 12b-1 fees) until such time as the respective Portfolio has $50 million in net assets or six months from commencement of operations, whichever occurs first, and has agreed to extend such expense assumption through December 31, 1998. For the period November 25, 1997 (commencement of operations) through December 31, 1997, the Investment Manager assumed the 12b-1 fees of the Fund. At March 31, 1998, included in the Statement of Assets and Liabilities was a receivable from an affiliate which represents expense reimbursements due to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised International and Domestic that such excess amounts, including carrying charges, totaled $510,744 and $1,442,208, respectively, at March 31, 1998.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to account executives may be reimbursed in the

DEAN WITTER FUND OF FUNDS
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1998 (UNAUDITED) CONTINUED

subsequent calendar year. For the period ended March 31, 1998, the distribution fee was accrued for International and Domestic Class A shares and Class C shares at the annual rate of 0.24% and 1.0%, and 0.25% and 1.0%, respectively.

The Distributor has informed International and Domestic that for the period ended March 31, 1998, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares of $1,616, and $10,372, respectively and received $1,515 and $17,602, respectively, in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the period ended March 31, 1998 aggregated $3,603,064 and $476,277, respectively, for International and $42,730,017 and $16,171,054, respectively, for Domestic.

Morgan Stanley Dean Witter Trust FSB, an affliate of the Investment Manager and Distributor, is the Fund's transfer agent.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                               FOR THE PERIOD NOVEMBER 25, 1997*
                                                                                    THROUGH MARCH 31, 1998
                                                                   ---------------------------------------------------------
                                                                          INTERNATIONAL                    DOMESTIC
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
CLASS A
Sold.............................................................       54,716   $      570,259       183,261   $  1,845,770
Reinvestment of dividends........................................           45              444           724          7,325
Redeemed.........................................................          (11)            (108)      (36,921)      (401,794)
                                                                   -----------   --------------   -----------   ------------
Net increase -- Class A..........................................       54,750          570,595       147,064      1,451,301
                                                                   -----------   --------------   -----------   ------------

CLASS B
Sold.............................................................      293,895        2,921,491     2,483,322     24,977,048
Reinvestment of dividends........................................        1,770           17,435         7,843         79,375
Redeemed.........................................................       (8,714)         (87,812)     (126,280)    (1,294,943)
                                                                   -----------   --------------   -----------   ------------
Net increase -- Class B..........................................      286,951        2,851,114     2,364,885     23,761,480
                                                                   -----------   --------------   -----------   ------------

CLASS C
Sold.............................................................        7,831           78,261       160,250      1,616,902
Reinvestment of dividends........................................           68              670           564          5,713
Redeemed.........................................................         (202)          (2,078)       (3,638)       (37,939)
                                                                   -----------   --------------   -----------   ------------
Net increase -- Class C..........................................        7,697           76,853       157,176      1,584,676
                                                                   -----------   --------------   -----------   ------------

CLASS D
Sold.............................................................            1               10             1             10
Reinvestment of dividends........................................           12              114             6             61
                                                                   -----------   --------------   -----------   ------------
Net increase -- Class D..........................................           13              124             7             71
                                                                   -----------   --------------   -----------   ------------

Net increase in Fund.............................................      349,411   $    3,498,686     2,669,132   $ 26,797,528
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

---------------------

 *   Commencement of operations.

6. FINANCIAL HIGHLIGHTS

See the "Financial Highlights" tables on page 8 of this prospectus.

DEAN WITTER
FUND OF FUNDS
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Manuel N. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Thomas F. Caloia
Treasurer

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.